As filed with the Securities and Exchange Commission on March 27, 2012

File No. 333-90720

ICA No. 811-21120

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. _____	[ ]
Post-Effective Amendment No. 18	[X]
And
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 19

CONESTOGA FUNDS

(Exact name of Registrant as Specified in Trust Instrument)

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

(Address of Principal Executive Office)

(800) 320-7790

(Area Code and Telephone Number)

Copy to:

Joshua B. Deringer, Esq.

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:  As soon as practicable after this registration statement becomes effective.

It is proposed that this filing will become effective:

☐Immediately upon filing pursuant to paragraph (b)	☒on March 28, 2012 pursuant to paragraph (b)
☐60 days after filing pursuant to paragraph (a)(1)	☐on (date) pursuant to paragraph (a)(1)
☐75 days after filing pursuant to paragraph (a)(2)	☐on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐           this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CONESTOGA

MID CAP FUND

Nasdaq Symbol:

Investors Class           CCMGX

Institutional Class CCMIX

Prospectus Dated:

March 30 , 2012

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

The U.S. Securities and Exchange Commission has not approved the Fund’s shares or determined whether this Prospectus is accurate or complete.  Anyone who tells you otherwise is committing a crime.

Conestoga Funds • 259 N. Radnor-Chester Road • Radnor Court, Suite 120 • Radnor, PA 19087

1-800-320-7790

www.conestogacapital.com

info@conestogacapital.com

TABLE OF CONTENTS

Summary Section…………………………………………………………………………………… 1

Investments…………………………………………………………………………………………… 4

Risk Factors …………………………………….……………………………………………………..4

Management of the Fund ……………….………………………………………..…………….. 6

How the Fund Values its Shares ………………………………………….………………….. 9

Investing in the Fund …………………..…………………………………………………..…… 10

Dividends, Distributions and Taxes ………………………………………..…..…………. 18

Additional Information ………………………………………………….…………………...… 22

Financial Highlights …………………………………………………………….………………… 22

CONESTOGA MID CAP FUND

Investment Objective

The Conestoga Mid Cap Fund seeks to provide long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Conestoga Mid Cap Fund:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments) Investors Class Institutional Class
Management Fees 0.85% 0.85%
Distribution (12b-1) Fees 0.00% 0.00%
Other Expenses (1) 0.65% 0.40%
Service Fees 0.25% (2) 0.00%
Other Operating Expenses 0.40% 0.40%
Total Annual Fund Operating Expenses 1.50% 1.25%
Expense Limitation(3) (0.15)% (0.15)%
Total Annual Fund Operating Expenses After Expense Limitation 1.35% 1.10%

               (1)  “Other Expenses” are based on estimated amounts for the current fiscal year.

(2)        The Fund has adopted a Shareholder Servicing Plan on behalf of the Investors Class that will allow the Fund to pay an annual fee of up to 0.25% of its average daily net assets for providing services to the Fund’s Investors Class shareholders.

(3)   Conestoga Capital Advisors, LLC (the “Adviser”) has contractually agreed to limit the Fund’s “Total Annual Fund Operating Expenses” (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions and interest) to 1.35% (for the Investors Class) and 1.10% (for the Institutional Class) of the Fund’s average daily net assets until at least March 30, 2013, subject to termination at any time at the option of the Fund. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent such a recapture does not cause the “Total Annual Fund Operating Expenses” to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement.

Example

This Example is intended to help you compare the cost of investing in the Conestoga Mid Cap Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated (the Example for one year reflects the contractual expense limitation described above; the amount for three years reflects the Fund’s gross expenses) and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years
Investors Class	$137	$459
Institutional Class	$112	$382

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in equity securities of mid-cap companies.  Equity securities include ADRs, convertible securities, foreign and domestic common and preferred stocks, rights and warrants.  While there is no limit on investing in foreign securities, the Fund doesn’t expect investment in foreign securities to exceed 20% of the Fund’s total assets.  “Mid-cap companies” are companies that, at the time of purchase, have market capitalizations of up to $10 billion.  The Fund will not change this policy unless it notifies shareholders at least 60 days in advance.  For purposes of this policy, “net assets” includes any borrowings for investment purposes. The Adviser follows an investment style sometimes called “GARP” or “Growth At a Reasonable Price.”  The Adviser generally invests the Fund’s assets in mid-cap companies with expected earnings growth that exceed that of the average of all U.S. publicly traded companies, where valuations seem reasonable compared to the expected earnings growth, where fundamental financial characteristics appear to be strong, where (in the Adviser’s opinion) the business model offers sustainable competitive advantage, and where management has an important ownership stake in the company.  The Adviser uses a bottom-up approach in selecting securities.

Principal Risks

You may lose money by investing in the Fund and there is no guarantee that the Fund will achieve its objective .. The Fund is subject to the following principal risks . The Fund’s net asset value and total return may be adversely affected if any of the following occurs:

•	The market values of securities acquired by the Fund decline;
•	The Adviser does not execute the Fund’s principal investment strategies effectively;
•	A security’s price fluctuates in response to events affecting the issuer’s profitability or viability;
•	A company’s earnings do not increase as expected;
•	Medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies;
•

Foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. Foreign securities are subject to fluctuations in currency exchange rates.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Performance

The bar chart and performance table have been omitted because the Fund has been in operation for less than one calendar year.

Investment Adviser

Conestoga Capital Advisors, LLC (“Conestoga” or the “Adviser”).

Portfolio Managers

Lead Portfolio Managers - William C. Martindale, Jr., Managing Partner and Chief Investment Officer of Conestoga; David M. Lawson, CFA, Managing Partner of Conestoga.

Co-Portfolio Managers - Robert M. Mitchell, Managing Partner of Conestoga; Joseph F. Monahan, CFA, Managing Partner of Conestoga.

The lead portfolio managers and co-portfolio managers have been managing the Fund since 2012.

Purchase and Sale of Fund Shares

You can buy shares of the Fund, as a new shareholder or for a retirement plan, with a minimum initial investment of $2,500 for the Investors Class and $5 Million for the Institutional Class; there is no minimum for subsequent investments.  The minimum initial investment under an automatic investment plan is $500, with no minimum for subsequent investments.  The minimum initial investment amounts may be reduced or waived in some cases. If you wish to purchase or redeem shares directly through the Fund, you can do so by mail or by telephone on any business day once you have established an account. To establish an account, complete an account application and mail it with a check, bank draft or money order to:  Conestoga Mid Cap Fund c/o Mutual Shareholder Services 8000 Town Centre Dr. Suite 400 Broadview Heights, OH 44147. Additional purchases may be made by using the Fund’s mailing address, or by calling 1-440-922-0066.  Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Tax Information

The Fund’s distributions are taxable, and will generally be taxed as dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

INVESTMENTS

Principal Investments — Additional Information

Equity securities which the Fund may purchase under normal circumstances to achieve its investment objective include:  ADRs, convertible securities, domestic and foreign common or preferred stocks, rights and warrants.  For cash management or for temporary defensive purposes in response to market conditions, the Fund may hold all or a portion of its assets in cash or short-term money market instruments.  This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

▪

ADRs.  ADRs are receipts for foreign company shares held by a United States depositary institution, entitling the holder to all dividends and capital gains of the underlying shares. ADRs are quoted in U.S. dollars and are traded on U.S. exchanges.

For a more complete description of which securities the Fund can invest in and securities ratings, see the SAI.

RISK FACTORS

As with all mutual funds, investing in the Fund involves certain risks.  There is no guarantee that the Fund will meet its investment objective, and there is never any assurance that the Fund will perform as it has in the past.  You can lose money by investing in the Fund. The Fund may use various investment techniques, some of which involve greater amounts of risk than others.  To reduce risk, the Fund is subject to certain limitations and restrictions on its investments, which are described in more detail in the SAI.

The Fund is subject to the following principal risks:

▪

Equity risk.  Equity risk is the risk that a security’s value will fluctuate in response to events affecting an issuer’s profitability or viability.  Unlike debt securities, which have a superior claim to a company’s assets in case of liquidation or bankruptcy, equity securities benefit from a company’s earnings and cash flow only after the company meets its other obligations.  For example, a company must pay interest on its bonds before it pays stock dividends to shareholders.

▪

Market risk.  Market risk is the risk that the market value of a security may go up or down, sometimes rapidly and unpredictably because of economic changes or other events that affect individual issuers or large portions of the market.  These fluctuations may cause the security to be worth more or less than it was at the time it was acquired.  Market risk may involve a single security or a particular sector.

▪

Mid cap stock risk.   Mid cap stock risk is the risk that medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium capitalization stock prices may be more volatile than those of larger companies.

▪

Management risk.  Management risk is the risk that the Fund management team’s investment strategy may not produce the intended results.  Management risk also involves the possibility that the Fund management team fails to execute an investment strategy effectively.

▪

Foreign investment risk.  Foreign investment risk is the risk involved with the Fund’s investment in foreign companies.  Foreign investments pose additional risks including those relating to political, economic and regulatory events and circumstances unique to a country or region will affect those markets and their issuers.  For example, compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies.  Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S.  In addition, foreign securities markets may be less liquid, more volatile and subject to less governmental supervision than their counterparts in the U.S.  Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts.  Foreign settlement procedures may also involve additional risks.  These factors can make foreign investments, especially those in developing countries, more volatile than U.S. investments.

▪

Currency risk.  Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.  Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses.

A description of the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

MANAGEMENT OF THE FUND

About the Conestoga Funds (the “Trust”)

The Board of Trustees (the “Board”) of the Trust has the overall responsibility for the management of the Fund.

Investment Adviser

Conestoga Capital Advisors, LLC (the “Adviser”), a Delaware limited liability company registered as an investment adviser with the U.S. Securities and Exchange Commission (“SEC”), is the investment adviser of the Fund.  The Adviser is located at 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087.  As of December 31, 2011, the Adviser managed  approximately $ 582 million for numerous institutional and individual clients.

The Adviser supervises and assists in the overall management of the affairs of the Trust and the Fund, subject to oversight by the Board.  As compensation for advisory services, the Adviser is entitled to an advisory fee of 0.85% of the average daily net assets of the Fund.  The Adviser has contractually agreed to limit the Fund’s “Total Annual Fund Operating Expenses” (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions and interest) to 1.35% (for the Investors Class) and 1.10% (for the Institutional Class) of the Fund’s average daily net assets until at least March 30 , 2013, subject to termination at any time at the option of the Fund.  If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may retain the difference between “Total Annual Fund Operating Expenses” and the respective percentage to recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the “Total Annual Fund Operating Expenses” to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement.

 The Adviser, at its own expense, and from its own resources and without reimbursement from the Fund, may compensate certain persons who provide services in connection with the sale or expected sale of shares of the Fund, subject to applicable laws and regulations.  A discussion regarding the Board’s basis for approving the Fund’s Advisory Agreement will be included in the Fund’s annual report to shareholders.

Portfolio Managers

Lead Portfolio Managers - William C. Martindale, Jr. and David M. Lawson, CFA

Co- Portfolio Managers - Robert M. Mitchell and Joseph F. Monahan, CFA

William C. Martindale, Jr.   Bill is a Co-Founder and Managing Partner of Conestoga. He serves as Chief Investment Officer of the firm, and is Co-Portfolio Manager for the firm’s Small- and Mid-Cap strategies. Bill's investment career spans forty years, beginning at Dean Witter Reynolds where he acted as Vice President and Manager from 1969 through 1989. In 1989, Bill co-founded Martindale Andres & Company, Inc., where he acted as Chief Investment Officer. In this capacity, he was responsible for approximately $1.0 Billion in equity securities that the firm managed for its individual and institutional clients. Bill was the Portfolio Manager of the Governor Aggressive Growth Fund, a small cap mutual fund, and the Governor Established Growth Fund, a large cap mutual fund. Bill received a Bachelor of Arts from Gettysburg College in 1964.

David M. Lawson. Dave joined Conestoga in December 2008, and is Co-Portfolio Manager of the firm’s Large- and Mid-Cap equity strategies. He also supports the small cap research effort, covering several names held in the small cap strategy. Prior to Conestoga, he was President/COO of McHugh Associates, serving as a Portfolio Manager and member of the Investment Committee. Dave joined McHugh in 1995, and worked closely with the firm’s institutional and high net worth clients. Earlier in his career, Dave was Senior Vice President and Chief Investment Officer of Pitcairn Trust Company and a Senior Investment Officer at Wilmington Trust Company. Dave earned a Bachelor of Arts degree from Boston University and a Masters of Business Administration from Temple University. He is a CFA Charterholder and a member of the CFA Society of Philadelphia.

Robert M. Mitchell.  Bob is a Co-Founder and Managing Partner of Conestoga, and Co-Portfolio Manager for the Small Cap strategy. Bob is responsible for directing the firm's equity portfolio management process and employing the firm's fundamental research approach to selecting securities. His focus is on small- and mid-capitalization companies. Prior to Conestoga, Bob was a Portfolio Manager/Analyst and Director of Equity Research at Martindale Andres & Company. Bob's portfolio management and research expertise was focused on small capitalization companies. While at Martindale Andres & Co., he was responsible for $100 Million in individual and institutional small cap accounts. Before his employment at Martindale Andres, Bob worked with the U.S. Department of Justice Antitrust Division where he analyzed the economic and financial aspects of various industries for evidence of antitrust violations. Bob received his M.B.A. from Indiana University's Kelley School of Business in 1995; in 1991, he received a B.A. from the University of Notre Dame.

Joseph F. Monahan. Joe is a Portfolio Manager and Research Analyst for the firm’s Large Cap equity strategy, and also Senior Research Analyst for the Small- and Mid-Cap equity strategies. He joined Conestoga in December 2008 from McHugh Associates, where he was Senior Vice President/Portfolio Manager and a member of the firm’s Investment Committee. Prior to joining McHugh in 2001, Joe was a Vice President and Portfolio Manager at Pitcairn Trust Company. He is a graduate of the Pennsylvania State University, where he earned a Bachelor of Science degree, and he earned a Masters of Business Administration from Temple University. He is a CFA Charterholder and a member of the CFA Society of Philadelphia.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of the Fund’s shares.

The Adviser has experience in managing other accounts with investment objectives , policies and strategies substantially similar to the Fund (the “Other Accounts”).  The table below shows the returns for all Other Accounts managed by the Adviser compared with the Russell Midcap Growth and Russell Midcap Indices for the periods shown.  The performance history has been calculated in accordance with Global Investment Professional Standards and has been adjusted to show the performance net of all Fund fees and expenses.   This method of calculating performance differs from the SEC’s standardized methodology, which may produce different results. Such performance reflects the reinvestment of dividends and other earnings, if any.  The fees of Other Accounts were lower than the fees of the Fund.  Accordingly, the net returns shown below, which have been adjusted to reflect the Fund’s Investors Class fees and expenses (net of applicable waivers and reimbursements) , are lower than the actual performance obtained by an investor in the Other Accounts.  The returns of the Russell Midcap Growth and Russell Midcap Indices assume all dividends and distributions have been reinvested.

Conestoga Capital Advisors Mid Cap Separate Account Composite Period Ending                December 31, 2011

Time Period	Conestoga Total Return Net of Fund Fees & Expenses	Russell Midcap Growth Total Return	Russell Midcap Total Return	No. of Accounts	Total Assets at End of Period $ (Millions)	% of Firm Assets	Total Firm Assets $ (Millions)
YTD 2011	2.07%	-1.65%	-1.55%	10	$ 4.524	0.78%	$ 582.530
3/31/10 - 12/31/10	21.81%	17.38%	15.47%	5	$ 5.062	1.07%	$ 471.132

Annualized Rate of Return for the Period Ending December 31, 2011

Time Period	Conestoga Total Return Net of Fund Fees & Expenses	Russell Midcap Growth Total Return	Russell Midcap Total Return
1 Year	2.07%	-1.65%	-1.55%
Since Inception (03/31/2010)	13.25%	8.53%	7.59%

This information is designed to demonstrate the historical track record of the Adviser. It does not indicate how the Fund will perform in the future.  Performance will vary based on many factors, including the market conditions, the composition of the Fund’s holdings and the Fund’s expenses.  The Other Accounts are not subject to the same liquidity requirements, diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940 and subchapter M of the Internal Revenue Code.  Consequently, the performance results of the Adviser could have been adversely affected if the Other Accounts had been regulated as investment companies under the federal securities laws.  In addition, securities held by the Fund will not be identical to the securities held by the Other Accounts for the periods shown above.  Accordingly, future performance of the Fund will differ for the performance of the Other Accounts.

HOW THE FUND VALUES ITS SHARES

The Fund calculates its share price, called its net asset value per share (“NAV”), each business day as of the close of regular trading on the New York Stock Exchange, Inc. (the “NYSE”), which is normally at 4:00 p.m. Eastern Time.  A business day is a day on which the NYSE is open for trading.

The NAV for each share class of the Fund is calculated by dividing the value of the Fund’s net assets attributed to that class by the number of the Fund’s outstanding shares of that class.

You can request the Fund’s current NAV by calling the Fund at 1-800-320-7790 or your Authorized Dealer, as defined below.  The NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

Securities owned by the Fund that are listed primarily on foreign exchanges may trade on weekends or on other days on which the Fund does not price its shares.  In this case, the value of the Fund’s shares may change on days when you are not able to buy or sell shares.

The Fund values its investments based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Board.  The Board has delegated the fair valuation of the Fund’s portfolio securities to a Pricing Committee, comprised of the Adviser’s personnel and one or more Trustees.  The Committee determines a portfolio security’s fair value in accordance with guidelines approved by the Board.  The Committee periodically presents reports of its activities to the Board.

A security’s market quotation may not be considered “readily available” in situations in which: (i) a quoting dealer no longer provides prices, or data is otherwise missing with respect to a particular security priced by that dealer; (ii) there is no market quotation available because the security is restricted or not actively traded; (iii) the security’s price includes a component for dividends or interest income accrued; or (iv) spreads between bids and asked prices are so large as to render them questionable.

A portfolio security may be fair valued if significant events have occurred that may affect the value of the security, including, but not limited to, natural disasters, armed conflicts, and significant government actions.  In this regard, consideration must be given to significant events (especially with respect to foreign securities) that have occurred after the exchange or market has closed but before the time as of which the Fund’s NAV is calculated.  Significant events may relate to a single issuer or to an entire market sector.  In addition, significant fluctuations in domestic or foreign markets may constitute a significant event.

Fair value represents a good faith approximation of the value of a security.  A security’s valuation may differ depending on the method used for determining value.  Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations.  The fair valuation of one or more securities may not, in retrospect, reflect the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV.  As a result, the Fund’s sale, exchange or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

INVESTING IN THE FUND

This section provides information to assist you in buying, exchanging and redeeming shares of the Fund.  You may buy, exchange or redeem shares on any business day at a price based on the NAV that is calculated after you place your order.  Please read the entire Prospectus carefully before buying shares of the Fund.

How to Purchase Shares

You may purchase shares of the Fund through a broker-dealer with whom the Fund has entered into a sales agreement (an “Authorized Dealer”) or directly from the Fund.  The Fund will be deemed to have received a purchase, exchange or redemption order when an Authorized Dealer accepts the order.  Authorized Dealers may charge a fee for handling your purchase, exchange or redemption order.  If you place your order before the close of regular trading on the NYSE, you will receive the NAV that the Fund calculates that day.  Orders placed after the close of regular trading on the NYSE will be priced at the next NAV that is calculated.  The Fund reserves the right to reject any request to purchase shares of the Fund.

The minimum initial investment is $2,500 for the Investors Class and $5 million for the Institutional Class; there is no minimum for subsequent investments.

Institutional Class and Investors Class Shares have different expenses and other characteristics.  Investors Class Shares have higher annual expenses than Institutional Class Shares.  The performance of these share classes will differ due to the differences in expenses.

Institutional Class Shares are for individual investors and for certain institutional investors investing for their own or their customers’ accounts.  Investors Class Shares are for investments made through certain financial institutions or intermediaries.

Purchase Procedures

If you choose to purchase shares of the Fund through an Authorized Dealer, you should contact the Authorized Dealer in person or by telephone.

The Fund has established an anti-money laundering compliance program as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 “USA PATRIOT Act”.  In order to ensure compliance with this law, the Fund must obtain the following information for all registered owners and all authorized individuals (corporate accounts require additional documentation):

▪

Full name;

▪

Date of birth;

▪

Social Security number;

▪

Permanent street address (a post office box is not acceptable).

Please note that your application will be returned if any information is missing.  If you require additional assistance when completing your application, please call 1-440-922-0066.

If you wish to purchase shares directly through the Fund, you can do so by mail or by telephone once you have established an account.  To establish an account, complete an account application and mail it with a check, bank draft or money order to:

* by Regular U.S. Mail or by Overnight Mail	Conestoga Mid Cap Fund c/o Mutual Shareholder Services 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147

The Fund will not accept third-party checks (originally payable to someone other than you or the Fund).

Additional purchases may be made by mail, using the addresses above, or by calling 1-440-922-0066.  Payment for additional shares must be made by check, bank draft, money order or by wire.  To pay by wire, you should:

h by Wire

Call the Fund at 1-440-922-0066 prior to the close of regular trading on the NYSE before wiring any funds to give notice of the purchase and to receive specific instructions.  You will be asked to specify the number or dollar amount of shares that you wish to buy.  Funds must be wired the same day that your trade is placed.

Investors Class Pre-Authorized Investment Plan.  You can also purchase Investors Class shares through a pre-authorized investment plan.  Under the plan, your personal bank account is automatically debited on a monthly or quarterly basis to purchase Investors Class shares of the Fund.  You will receive the NAV as of the date the debit is made.  To set up your plan, please call the Fund at 1-440-922-0066. The minimum amount to purchase Investors Class shares through a pre-authorized investment plan is $500.

Retirement Plans.  You can also purchase shares of the Fund as part of your retirement portfolio.  Your Authorized Dealer can set up your new account under one of several tax-deferred retirement plans, including IRAs and Keoghs.  Please contact your Authorized Dealer or the Fund for details regarding an IRA, Keogh or other retirement plan that works best for your financial situation.

Frequent Purchases, Exchanges and Redemptions of Fund Shares “Market Timing”

Market timing can be defined as any attempt to use past prices and other market-generated data to forecast future prices of securities or indexes, whether long-term or intra-day.  Market timers evaluate various economic or stock market indicators to determine when to buy or sell securities.  Timing may include charting, momentum investing, and quantitative analysis using various algorithms, artificial intelligence or charting techniques.  Investors engage in market timing in the belief that, by avoiding periods of market weakness and participating in periods of strength, they should be able to realize superior returns.  Market timing increases Fund expenses to all shareholders as a result of increased portfolio turnover.  In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Trust neither encourages nor accommodates market timing of the Fund’s shares.  To this end, the Board has adopted policies and procedures with respect to market timing.  In order to prevent or minimize market timing, the Fund employs “fair value” pricing to decrease the discrepancies between a security’s market quotation and its perceived market value, which often gives rise to market timing activity.  Specifically, in identifying market timing activity, we consider, among other things, the frequency of trades, whether trades are combined with a group of shareholders, or whether trade orders are placed with a group of shareholders, or whether a trade order was placed through a securities dealer or financial intermediary.  Under the Fund’s policies and procedures, at each meeting of the Board of Trustees of the Trust, the Adviser is required to present a written report of any Fund accounts [that were prohibited from making additional purchases] during the previous quarter.

Prevention.  The fair valuation of portfolio securities traded outside the U.S. may prove to be a deterrent to market timing by seeking to resolve any discrepancies between the valuation of these securities as of the close of the relevant foreign market and the perceived value of these securities at the time the Fund calculates its NAV per share, based on developments in the U.S. market occurring after the foreign market close.  With respect to portfolio securities traded in the U.S., fair valuation is most frequently used to price portfolio securities for which a market quotation is not readily available, for example, in situations when a security is thinly traded or when trading in a security has been halted by the relevant exchange.  Fair valuation in this context generally is not expected to be a significant deterrent to market timing.  When fair valuing portfolio securities, the Trust follows its Fair Valuation Procedures.

Detection and Remedies.  Frequent trading by a shareholder is a characteristic that helps identify the activity suspected of being market timing.  The Adviser monitors shareholder activity reports on a weekly and monthly basis for suspected market timing activity based on short-term purchase/sale activity indicative of market timing with another fund family or investment option.  Short-term purchase/sale activity is defined as a purchase of the Fund, subsequent redemption and re-purchase of the Fund within 30 days of the initial purchase.  Reports include direct and “disclosed” accounts and omnibus accounts of financial intermediaries.  If the value of the activity and frequency indicates that a direct account may be engaging in short-term purchase/sale activity, the Adviser will instruct the Fund’s transfer agent to freeze the account to liquidation only.

The Adviser will undertake to obtain the cooperation of financial intermediaries with respect to monitoring non-disclosed and omnibus accounts.  This cooperation may be proactive or reactive, depending on the system capabilities and processes of a particular financial intermediary.  If the value of the activity and frequency indicates that one or more underlying accounts may be engaging in short-term purchase/sale activity, the Adviser will instruct the financial intermediary to freeze the underlying account to liquidation only.  Each financial intermediary may have unique capabilities and processes for handling these situations.  The Adviser will work with the financial intermediary to implement the solution that is most consistent with this policy and the intermediary’s capabilities.

As noted above, the Fund reserves the right in its sole discretion to reject purchase and exchange orders.

Exchanging Shares

Institutional and Investors Class Shares of the Fund may be exchanged for shares of the Conestoga Small Cap Fund.  Existing shareholders of Investors Class Shares of the Fund that are eligible to hold Institutional Class Shares may exchange their Investors Class Shares for Institutional Class Shares. When you exchange shares, you are selling your shares and buying other Fund shares, which is a taxable event.  Your sale price and purchase price will be based on the NAV next calculated after the Fund or Authorized Dealer receives your exchange request.

How to Exchange Shares

You may exchange shares by contacting the Fund directly by mail or calling 1-440-922-0066.  The exchange privilege is not intended as a vehicle for short-term or excessive trading.  The Fund may terminate or suspend your exchange privilege if you engage in a pattern that is excessive, as determined in the sole discretion of the Fund.

How to Redeem Shares

You may redeem shares on any business day through the Fund or your Authorized Dealer.

Redemption Procedures

Method of Redemption	Instructions

To redeem your shares by mail, you should send the Fund a signed letter of instruction indicating your fund account number, amount of redemption, and where to send the proceeds.  Please make sure all parties required to sign the redemption request have done so.  Send your request to:

* by Regular U.S. Mail or by Overnight Mail	Conestoga Mid Cap Fund c/o Mutual Shareholder Services 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147
( by Telephone

To redeem your shares by telephone, call the Fund at 1-440-922-0066 or your Authorized Dealer between the hours of 9:30 a.m. and 4:00 p.m. Eastern Time on any business day. You may redeem your shares by telephone only if you have authorized telephone redemption on your account application.

Payment for Redeemed Shares

Payment for redeemed shares will be made by mailing a check to you generally within three business days, but in no case longer than seven days, after your request is received in proper form.  If you would like payment for redeemed shares through wire transfer, your funds will generally be wired the business day following the day your redemption request is received in proper form, but in no case take longer than seven days.  To receive your proceeds by wire, you should provide the Fund with the name, location, ABA or bank routing number of your bank and your bank account number.  Sufficient information must be included in your redemption request for the Fund to process the order.

Additional Information About Redemptions

Systematic Withdrawal Plan.  Under a systematic withdrawal plan, you may withdraw a set amount ($250 minimum) at regular time intervals as long as you have a beginning account balance of at least $10,000.  If you would like to take advantage of this or any other shareholder services that the Fund provides, please call your account representative at 1-440-922-0066 to obtain the appropriate forms.  This or other shareholder services may be changed or terminated at any time with 60 days’ notice.

Waiting period.  Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared, which may take up to 15 days.

Signature guarantees.  If your redemption proceeds exceed $10,000, or if you instruct the Fund to send the proceeds to someone other than the record owner at the record address, or if you are a corporation, partnership, trust or fiduciary, your signature must be guaranteed by any eligible guarantor institution.  Signatures may be guaranteed only by one of the following:  a U.S. bank, trust company, credit union or savings association; a foreign bank that has a U.S. correspondent bank; a U.S. registered dealer or broker in securities, municipal securities or government securities; or a U.S. national securities exchange, a registered securities association or a clearing agency.

If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary, you must also include your title in the signature.

Telephone policies.  To purchase , exchange or sell shares by telephone directly through the Fund, you must authorize the Fund to accept telephone instructions.  If you do, the Fund will accept instructions from people who it believes are authorized to act on your behalf.  The Fund will use reasonable procedures (such as requesting personal identification) to ensure that the caller is properly authorized.  Neither the Fund nor the Transfer Agent will be liable for losses for following instructions reasonably believed to be genuine.  During times of extreme economic or market conditions, you may experience difficulty in contacting your account representative by telephone to purchase, exchange or request a redemption of shares.  If this occurs, please consider using the other purchase, exchange or redemption procedures described in this Prospectus.  Alternative procedures may take longer to purchase, exchange or redeem your shares.

Automatic redemption; redemption in kind.  If the value of your account falls below $2,500 (for reasons other than changes in the value of your shares), the Trust may automatically liquidate your account and send you the proceeds.  The Trust will send you a notice at least 60 days before doing this.  To the extent allowed under applicable law, the Trust also reserves the right to redeem your shares “in kind.”  For example, if you redeem a large number of shares and the Fund is unable to sell securities to raise cash, the Trust may send you shares of securities of comparable value from the Fund’s portfolio.  You will incur brokerage costs on the sale of shares of securities received in an in-kind distribution.

Suspension of the Right of Redemption.  The Fund may suspend your right to redeem your shares under any of the following circumstances:

•

during non-routine closings of the NYSE;

•

when the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund’s securities; or

•

when the SEC orders a suspension to protect the Fund’s shareholders.

Shareholder Servicing Plan

The Fund has adopted a Shareholder Servicing Plan on behalf of the Investors Class, under which shareholder servicing agents provide administrative and support services to their customers.  The Shareholder Servicing Plan was also adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended.  These services may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Fund on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services.  For these services, the Fund, on behalf of Investors Class Shareholders, pays a fee at an annual rate of up to 0.25% of the average daily net assets of the shares serviced by the agent.  The Fund may enter into agreements with various shareholder servicing agents, including financial institutions and securities brokers.  The Fund may pay a servicing fee to broker-dealers and others who sponsor “no transaction fee” or similar programs for the purchase of shares.  Shareholder servicing agents may waive all or a portion of their fee periodically.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund passes along its investment earnings to you in the form of dividends and capital gains distributions.  Dividends are the net income from investments after expenses.  The Fund declares and pays dividends from its net investment income annually.  If there are any short-term capital gains on the sale of investments, they are distributed as necessary.  Normally, the Fund will pay any long-term capital gains once a year.

You can receive dividends and distributions in one of the following ways:

•

Reinvestment.  You can automatically reinvest your dividends and distributions in additional shares of the Fund.  This option is followed by the Fund unless you indicate another choice on your account application.

•

Cash.  The Fund will send you a check no later than seven days after the payable date.

•

Partial reinvestment.  The Fund will automatically reinvest the dividends in additional shares of the Fund and pay your capital gain distributions to you in cash.  Or, the Fund will automatically reinvest your capital gain distributions and send you your dividends in cash.

•

Direct deposit.  In most cases, you can automatically transfer dividends and distributions to your bank checking or savings account.  Under normal circumstances, the Transfer Agent will transfer the funds within seven days of the payment date.  To receive dividends and distributions this way, the name on your bank account must be the same as the registration on your Fund account.

You may choose your distribution method on your original account application.  If you would like to change the option you selected, please call the Fund at 1-440-922-0066 or your Authorized Dealer.

Taxes

The following is a summary of certain U.S. tax considerations relevant under current law, which may be subject to change in the future.  Except where otherwise indicated, the discussion relates to investors who are individual U.S. citizens or residents.  You should consult your tax adviser for further information regarding federal, state, local and foreign tax consequences relevant to your specific situation.

Distributions.  The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss).  In general, the Fund’s distributions will be taxable to you for federal, state and local income tax purposes.  Distributions are taxable whether they are received in cash or reinvested in Fund shares.  For federal tax purposes, Fund distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income.  Distributions attributable to the net capital gain of the Fund will generally be taxable to you as long-term capital gain.  This is true no matter how long you own your shares.

Under current provisions of the Internal Revenue Code (the “Code”), the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%.  Also, Fund distributions to non - corporate shareholders attributable to dividends received by the Fund from U.S. and certain foreign corporations will generally be taxed at the long-term capital gain rate of 15%, as long as certain other requirements are met.  The amount of the Fund’s distributions that qualify for this favorable tax treatment may be reduced as a result of the Fund’s securities lending activities, a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations.  For these lower rates to apply to Fund distributions, the non - corporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date.  These lower rates for long-term capital gain and qualified dividends are currently scheduled to sunset after 2012.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid on December 31.

A portion of the Fund’s dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction.  This amount may, however, be reduced as a result of the Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

You should note that if you purchase shares of the Fund just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital.  This adverse result is known as “buying into a dividend.”

Sales and Exchanges.  You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares, based on the difference between your cost basis in the shares and the amount you receive for them.  (To aid in computing your cost basis, you should retain your account statements for the periods during which you held shares.)  Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.  Additionally, any loss realized on a disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund.  If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

IRAs and Other Tax-Qualified Plans.  The one major exception to the tax principles described above is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Backup Withholding.  The Fund will be required in certain cases to withhold and remit to the United States Treasury a percentage of taxable dividends or gross sale proceeds payable to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to backup withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Fund that he or she is not subject to backup withholding when required to do so or that he or she is an “exempt recipient.”  The current backup withholding rate is 28%, but the rate is scheduled to change after 2012.

U.S. Tax Treatment of Foreign Shareholders.  Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States.  In the case of a regulated investment company such as the Fund, however, dividends attributed to the Fund’s net capital gain are exempt from the 30% withholding tax.  Generally, to obtain the benefit of any such exemption, or the benefit of a reduction of withholding taxes as a result of a tax treaty, the shareholder must furnish the Fund with a properly completed Form W-8BEN.

In addition, beginning January 1, 2014, the Fund will be required to withhold 30% tax on payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale, exchange or redemption of shares in the Fund.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in the Fund is effectively connected with that trade or business, or a foreign individual investor is present in the United States for 183 days or more in a calendar year, then the foreign investor's income and gain from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund.

State and Local Taxes.  Distributions of ordinary income and capital gains, and gains from the sale of your Fund shares, are generally subject to state and local taxes.  State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities.  You should consult your tax advisor regarding the tax status of distributions in your state and locality.

Additional information about taxes is provided in the SAI.

ADDITIONAL INFORMATION

Performance

Financial publications may compare the Fund’s performance to the performance of various indexes and investments for which reliable performance data is available.  These publications may also compare the Fund’s performance to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.  In addition, from time to time, the Fund may advertise total return information.  Total return information will be calculated according to rules established by the SEC and will not include any fees charged by Authorized Dealers.

Shareholder Communications

The Fund may eliminate duplicate mailings of Fund materials to shareholders who reside at the same address, unless instructed to the contrary.  Investors may request that the Fund send these documents to each shareholder individually by calling the Trust at 1-440-922-0066.

FINANCIAL HIGHLIGHTS

There are no financial highlights for the Fund because it commenced operations on or after the date of this prospectus.

            CONESTOGA MID CAP FUND

                                               259 N. Radnor-Chester Road

                                                   Radnor Court, Suite 120

                                                        Radnor, PA 19087

                                                           1-800-320-7790

INVESTMENT ADVISER

Conestoga Capital Advisors, LLC

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

TRANSFER, SHAREHOLDER SERVICING, DIVIDEND DISBURSING and ACCOUNTING SERVICING AGENT

Mutual Shareholder Services, LLC
8000 Town Centre Dr., Suite 400
Broadview Heights, OH 44147

1-440-922-0066

COUNSEL

Drinker Biddle & Reath LLP

One Logan Square, Ste 2000

Philadelphia, PA 19103

CUSTODIAN UMB Bank, N.A. 928 Grand Boulevard, 5th Floor Kansas City, MO 64106 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM BBD, LLP 1835 Market Street 26th Floor Philadelphia, PA 19103

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders when they are prepared.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

The SAI, which provides a more complete discussion of several of the matters contained in this Prospectus, is incorporated by reference.  To obtain a free copy of the SAI or any shareholder report, or to make any other inquiries about the Fund, you may call the Fund at 1-800-320-7790 or write to the Fund at Conestoga Funds, 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087, or call your Authorized Dealer.

You may also review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, D.C.  Call 1-202-551-8090 to obtain information on the operation of the SEC’s Public Reference Room.  This information is also available on the SEC’s Internet site at http://www.sec.gov.  Copies may also be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

You may also obtain a copy of the Fund’s prospectus, SAI, annual and semi-annual reports from Conestoga Funds’ worldwide web site at http://www.conestogacapital.com. Investment Company Act File No. 811-21120

Part B

STATEMENT OF ADDITIONAL INFORMATION

CONESTOGA FUNDS

Conestoga Mid Cap Fund

NASDAQ Symbol:

Investors Class       CCMGX

Institutional Class     CCMIX

March 30 , 2012

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus of the Conestoga Mid Cap Fund (the “Fund”) dated March 30 , 2012 (the “Prospectus”).  This SAI is incorporated by reference in its entirety into the Prospectus.  Copies of the Prospectus may be obtained by writing Conestoga Funds at 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087, or by calling toll free 1-800-320-7790.

INVESTMENT ADVISER

Conestoga Capital Advisors, LLC

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

TRANSFER, SHAREHOLDER SERVICING, DIVIDEND DISBURSING and ACCOUNTING SERVICING AGENT

Mutual Shareholder Services, LLC

8000 Town Centre Dr., Suite 400
Broadview Heights, OH 44147

COUNSEL

Drinker Biddle & Reath LLP

One Logan Square, Suite 2000

Philadelphia, PA 19103

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

BBD, LLP

1835 Market Street  26th Floor

Philadelphia, PA 19103

CUSTODIAN

UMB Bank, N.A.

928 Grand Boulevard, 5th Floor

Kansas City, MO 64106

TABLE OF CONTENTS

INVESTMENT OBJECTIVE, POLICIES AND LIMITATIONS

3

VALUATION OF PORTFOLIO SECURITIES

2

PERFORMANCE

2

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

2

DIVIDENDS AND DISTRIBUTIONS

2

TAXES

2

TRUSTEES AND OFFICERS

2

ADVISORY AND OTHER CONTRACTS

2

ADDITIONAL INFORMATION

2

APPENDIX A - DESCRIPTION OF SECURITY RATINGS

32

APPENDIX B - PROXY VOTING POLICIES

42

STATEMENT OF ADDITIONAL INFORMATION

Conestoga Funds (the “Trust”) was organized as a Delaware statutory trust on February 6, 2002.  The Trust is an open-end management investment company consisting of three diversified series of units of beneficial interest (“shares”): the Conestoga Mid Cap Fund (the “Fund”), the Conestoga Small Cap Fund, and the Institutional Advisors LargeCap Fund.

Much of the information contained in this Statement of Additional Information (“SAI”) expands on subjects discussed in the Prospectus.  Capitalized terms not defined herein are used as defined in the Prospectus.  No investment in shares of the Fund should be made without first reading the Prospectus.

INVESTMENT OBJECTIVE, POLICIES AND LIMITATIONS

Investment Objective

The Fund seeks to provide long-term growth of capital. The Fund’s investment objective is fundamental. That means that it or any fundamental investment policy or limitation may not be changed without a vote of the holders of a majority of the Fund’s outstanding voting securities.  Such majority is defined as the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.  There can be no assurance that the Fund will achieve its investment objective.

Additional Information Regarding Fund Investments

The following policies and limitations supplement the Fund’s investment policies set forth in the Prospectus.  The Fund’s investments in the securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectus and this SAI.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any issuer, security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the Investment Company Act of 1940, as amended (the “1940 Act”)).  Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.  If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees of the Trust (the “Board”) will consider what actions, if any, are appropriate to maintain adequate liquidity.

The following sections list the Fund’s investment policies, limitations, and restrictions.  The securities in which the Fund can invest and the risks associated with these securities are discussed in the section entitled “Instruments in Which the Fund Can Invest.”

Fundamental Investment Limitations

The following investment limitations are fundamental.

1.  Borrowing

The Fund may not borrow money, except that the Fund may borrow money and enter into commitments to purchase securities and instruments in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements in an amount not exceeding 33 1/3% of the value of its total assets, including the amount borrowed.  The Fund will not purchase any security while any borrowings in excess of 5% of its total assets are outstanding.

2.  Commodities

The Fund may not purchase or sell commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by commodities.)

3.  Concentration

The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

4.  Diversification

The Fund may not with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities and securities issued by other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

5.  Lending

The Fund may not make loans, except the Fund may: (a) purchase publicly issued debt securities; (b) enter into repurchase transactions; and (c) lend portfolio securities, provided the value of the loaned securities does not exceed 33 1/3% of the value of the Fund’s total assets.

6.  Real Estate

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or mortgages on real estate or securities of companies engaged in the real estate business or in any business related to mortgages or real estate).

7.  Senior Securities

The Fund may not issue any senior security (as defined in the 1940 Act), except that:  (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act.

8.  Underwriting

The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities.

Non-Fundamental Investment Limitations

The following limitations are non-fundamental, meaning that they may be changed by a majority vote of the Board at any time without shareholder approval.

1.

Illiquid Securities

The Fund will not invest more than 15% of its net assets in illiquid securities.  Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them.  Such securities include, but are not limited to, time deposits, repurchase agreements with maturities longer than seven days, and certain securities restricted from resale under the Securities Act.

Securities that may be resold pursuant to Rule 144A under the Securities Act, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the Securities Act (“Restricted Securities”) shall not be deemed illiquid solely by reason of being unregistered.  Conestoga Capital Advisors, LLC, the Fund’s investment adviser (the “Adviser”), determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors, in accordance with guidelines approved by the Board.  The Board will retain oversight of these determinations and continue to monitor the Fund’s investments in these securities.

2.

Borrowing

The Fund will not borrow for leveraging purposes meaning that it will not purchase investment securities while borrowings in excess of 5% of its total assets are outstanding.

Instruments in Which the Fund Can Invest

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest in accordance with its investment objective, policies, and limitations.  The Fund’s investments in the following securities and other financial instruments are subject to the investment policies and limitations described in the Fund’s Prospectus and this SAI.  The following also contains a brief description of the risk factors related to these securities.  The Fund may, following notice to its shareholders, take advantage of other investment practices which presently are not contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund’s investment objective and are legally permissible for the Fund.  Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in the Fund’s Prospectus and this SAI.

Convertible Securities.   Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for common stock.  They are characterized by higher yields than common stocks, but lower yields than comparable non-convertible securities, less price fluctuation than the underlying common stock since they have fixed income characteristics, and the potential for capital appreciation if the market price of the underlying common stock increases. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.  Any convertible securities that the Fund will invest in will be rated at least C or better by Moody’s Investors Service.

Exchange Traded Funds.  Exchange Traded Funds (“ETFs”) are investment companies whose primary objective is to achieve the same rate of return as a particular market index while trading throughout the day on an exchange.  ETF shares are sold initially in the primary market in units of 50,000 or more (“creation units”).  A creation unit represents a bundle of securities which replicates, or is a representative sample of, a particular index and which is deposited with the ETF.  Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash.  The secondary market for ETF shares allows them to be readily converted into cash like commonly traded stocks.  The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF’s underlying portfolio securities.  The Fund would purchase and sell individual shares of ETFs in the secondary market.  These secondary market transactions require the payment of commissions.

ETF shares are subject to the same risk of price fluctuation due to supply and demand as any other stock traded on an exchange, which means that the Fund could receive less from the sale of shares of an ETF it holds than it paid at the time it purchased those shares.  Furthermore, there may be times when the exchange halts trading, in which case the Fund would be unable to sell any ETF shares that it holds until trading is resumed.  In addition, because ETFs invest in a portfolio of common stocks, the value of an ETF could decline if stock prices decline.  An overall decline in stocks comprising an ETF’s benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio.  Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index.

Other risks associated with ETFs include: (i) the possibility that an ETF’s distributions may decline if the issuers of the ETF’s portfolio securities fail to continue to pay dividends; and (ii) that under certain circumstances an ETF could be terminated.  Should  termination occur, the ETF could have to liquidate its portfolio securities when the prices for those securities are falling.  In addition, inadequate or irregularly provided information about an ETF or its investments, because ETFs are passively managed, could expose investors in ETFs to unknown risks.

Foreign Investments.  The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”).  Such investment may subject the Fund to significant investment risks that are different from, and additional to, those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets.  Unsponsored ADRs may involve additional risks.  The Fund may also invest directly in U.S. and non-U.S. dollar denominated equity and debt securities of foreign companies.

The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.  Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile.  Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations.  Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund’s investment.  In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets.  Foreign issuers, brokers, and securities markets may be subject to less government supervision.  Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, which may result in substantial delays in settlement.  It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks.  Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention.  There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises.  Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.  There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries.  Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons.  Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

The Adviser continuously evaluates issuers based in countries all over the world.  Accordingly, the Fund may invest in the securities of issuers based in any country when such securities meet the investment criteria of the Adviser and are consistent with the investment objectives and policies of the Fund.

Futures Contracts.  The Fund may enter into futures contracts, options on futures contracts, and stock index futures contracts and options thereon.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price.  A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck.  Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges.  Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (the “CFTC”), a U.S. government agency.

Although futures contracts (other than those relating to indexes) by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without delivery.  Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been “sold,” or “selling” a contract previously purchased) in an identical contract to terminate the position.  The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.  Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a futures commission merchant or custodian to initiate and maintain open positions in futures contracts.  A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date.  Minimal initial margin requirements are established by the futures exchange and may be changed.  Futures commission merchants may establish deposit requirements that are higher than the exchange minimums.  Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily.  If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.  Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder.  Variation margin payments are made to and from the futures broker for as long as the contract remains open.  The Fund expects to earn interest income on its margin deposits.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities.  When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.  The Fund may also enter into such transactions in order to terminate existing positions.

Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies.  The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner.  Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund’s futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the Fund’s ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Restrictions on the Use of Futures Contracts  The Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund’s total assets.

In accordance with CFTC regulations, the Trust, as a registered investment company, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act.  In connection with this exclusion, the Trust has undertaken to submit to any CFTC special calls for information.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to Securities and Exchange Commission (“SEC”) requirements.  Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or liquid securities equal to the purchase price of the contract (less any margin on deposit).  For a short position in futures held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established).  However, segregation of assets is not required if the Fund “covers” a long position.  For example, instead of segregating assets, the Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.  Where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract.  The Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established.  Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract.  The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

In addition, the extent to which the Fund may enter into futures contracts may be limited by requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a registered investment company.

Risk Factors in Futures Transactions.  Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures.  However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time.  Thus, it may not be possible to close a futures position.  In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain the required margin.  In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so.  In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds.  The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them.  The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing.  Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market, which may also cause temporary price distortions.  A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor.  For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.  A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out.  Thus, a purchaser or sale of a futures contract may result in losses in excess of the amount invested in the contract.  However, because the futures strategies engaged in by the Fund are only for hedging purposes, the Adviser does not believe that the Fund is subject to the risks of loss frequently associated with futures transactions.  The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Use of futures transactions by the Fund involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged.  It is also possible that the Fund could both lose money on futures contracts and also experience a decline in the value of its portfolio securities.  There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has open positions in a futures contract or related option.

Options.  The Fund may sell (write) call options that are traded on national securities exchanges with respect to common stock in its portfolio.  The Fund must at all times have in its portfolio the securities that it may be obligated to deliver if the option is exercised.  The Fund may write call options in an attempt to realize a greater level of current income than would be realized on the securities alone.  The Fund may also write call options as a partial hedge against a possible stock market decline.  In view of its investment objective, the Fund generally would write call options only in circumstances where the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.  As the writer of a call option, the Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised.  So long as the Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit.  The Fund retains the risk of loss should the value of the underlying security decline.  The Fund may also enter into “closing purchase transactions” in order to terminate its obligation as a writer of a call option prior to the expiration of the option.  Although the writing of call options only on national securities exchanges increases the likelihood of the Fund’s ability to make closing purchase transactions, there is no assurance that the Fund will be able to effect such transactions at any particular time or at any acceptable price.  The writing of call options could result in increases in the Fund’s portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Restricted Securities.  Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering.  Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the Securities Act shall not be deemed illiquid solely by reason of being unregistered.  The Adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement.

If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares.

Reverse Repurchase Agreements.  The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act.  Pursuant to such agreement, the Fund would sell a portfolio security to a financial institution such as a bank or broker-dealer, and agree to repurchase such security at a mutually agreed-upon date and price.  At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets consistent with the Fund’s investment restrictions having a value equal to the repurchase price (including accrued interest).  The collateral will be marked-to-market on a daily basis, and will be monitored continuously to ensure that such equivalent value is maintained.  Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.

Securities Lending Transactions.  The Fund may from time to time lend securities from its portfolio to broker-dealers, banks, financial institutions and institutional borrowers of securities and receive collateral in the form of cash or U.S. government obligations.  The Fund may not lend portfolio securities to: (a) any “affiliated person” (as that term is defined in the 1940 Act) of the Trust; (b) any affiliated person of the Adviser; or (c) any affiliated person of such an affiliated person.  Generally, the Fund must receive initial collateral equal to 102% of the market value of the loaned securities, plus any interest due in the form of cash or U.S. government obligations.  This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund sufficient to maintain the value of the collateral equal to at least 100% of the value of the loaned securities.  During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement.  Loans will be subject to termination by the Fund or the borrower at any time.  While the Fund will not have the right to vote securities on loan, they intend to terminate loans and regain the right to vote if that is considered important with respect to the investment.  The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees.  The Fund will limit its securities lending to 33 1/3% of total assets.

Temporary Defensive Measures -- Short-Term Obligations.  These include high quality, short-term obligations such as domestic and foreign commercial paper (including variable-amount master demand notes), bankers’ acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements.  (See “Foreign Securities” for a description of risks associated with investments in foreign securities.)  The Fund may hold up to 100% of its assets in these instruments, which may result in performance that is inconsistent with its investment objective.

Short-Term Corporate Obligations.  Corporate obligations are bonds issued by corporations and other business organizations in order to finance their long-term credit needs.  Corporate bonds in which the Fund may invest generally consist of those rated in the two highest rating categories of a Nationally Recognized Statistical Rating Organization (“NRSRO”) that possess many favorable investment attributes.  In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances.

Bankers’ Acceptances.  Bankers’ Acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Bankers’ Acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100 million (as of the date of their most recently published financial statements).

Certificates of Deposit.  Certificates of Deposit (“CDs”) are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.  CDs and demand and time deposits invested in by the Fund will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100 million (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the “FDIC”) or the Savings Association Insurance Fund.

Eurodollar CDs are U.S. dollar-denominated CDs issued by branches of foreign and domestic banks located outside the United States.  Yankee CDs are CDs issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

Foreign Time Deposits.  Eurodollar Time Deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. or foreign bank.  Canadian Time Deposits are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.

Commercial Paper.  Commercial paper (“CP”) consists of unsecured promissory notes issued by corporations.  CP issues normally mature in less than nine months and have fixed rates of return.  The Fund will purchase only CP rated in one of the two highest categories at the time of purchase by an NRSRO or, if not rated, found by the Adviser to present minimal credit risks and to be of comparable quality to instruments that are rated high quality by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments.  For a description of the rating symbols of each NRSRO, see the Appendix to this SAI.

Repurchase Agreements.  Securities held by the Fund may be subject to Repurchase Agreements, pursuant to which the Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by the Adviser pursuant to guidelines adopted by the Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price.  The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).  If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.

U.S. Corporate Debt Obligations.  The Fund may invest in U.S. corporate debt obligations, including bonds, debentures, and notes.  Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property.  Bonds include, but are not limited to, debt instruments with maturities of approximately one year or more, debentures, mortgage-related securities, and zero coupon obligations.  Bonds, notes, and debentures in which the Fund may invest may differ in interest rates, maturities, and times of issuance.  The market value of the Fund’s fixed income investments will change in response to interest rate changes and other factors.  During periods of falling interest rates, the values of outstanding fixed income securities generally rise.  Conversely, during periods of rising interest rates, the values of such securities generally decline.  Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Changes by NRSROs in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments.  Except under conditions of default, changes in the value of the Fund’s securities will not affect cash income derived from these securities but will affect the Fund’s net asset value.

U.S. Government Obligations.  U.S. government obligations are obligations issued or guaranteed by the U.S. government, its agencies, and instrumentalities.  Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the agency or instrumentality.  No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

Warrants.  Warrants are securities that give an investor the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time.  The strike price of warrants typically is much lower than the current market price of the underlying securities, yet warrants are subject to greater price fluctuations.  As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.

Zero-Coupon Bonds.  The Fund may invest in zero-coupon bonds that are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments.  The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations.  This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero-coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates.  For this reason, zero-coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases in accordance with the length of the period to maturity.

Portfolio Turnover.

The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities.  The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less.

Disclosure of Portfolio Holdings

The Board has adopted policies with respect to the disclosure of the Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates.  These policies provide that the Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public.  Certain limited exceptions are described below.  These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Fund (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Fund.

The Trust’s Chief Compliance Officer is responsible for monitoring the Fund’s compliance with these policies and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.

Non-Public Disclosures

The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances.  The Fund’s policies provide that non-public disclosures of the Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and the Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information.  If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information.  Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Board and/or the Trust’s executive officers, the Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations.  These entities are described in the following table.  The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Fund.  In none of these arrangements does the Fund or any “affiliated person” of the Adviser receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser.

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser	Conestoga Capital Advisors, LLC	Daily
Transfer Agent / Fund Accounting	Mutual Shareholder Services, LLC	Daily
Custodian	UMB Bank, N.A.	Daily
Independent Registered Public Accounting Firm	BBD, LLP	Annual Reporting Period: one business day after end of reporting period. Periodically, as necessary for performance of ongoing audit services.
Securities Lending Agent	M&I Trust Company, N.A.	Daily
Legal Counsel	Drinker Biddle & Reath LLP	Up to 30 days before filing with the SEC. Periodically, as necessary for performance of legal services.

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to the Fund.

There is no guarantee that the Fund’s policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.

VALUATION OF PORTFOLIO SECURITIES

The net asset value (“NAV”) for each share class of the Fund is determined and the shares of the Fund are priced as of the valuation time indicated in the Prospectus on each Business Day.  A “Business Day” is a day on which the New York Stock Exchange, Inc. (the “NYSE”) is open.  Currently, the NYSE will not open in observance of the following holidays:  New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, or, when one of these holidays fall on a Saturday or Sunday, the preceding Friday or subsequent Monday.  This closing schedule is subject to change.

For purposes of computing the NAV for each share class of the Fund, securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open.  Securities listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded.  However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used.  If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day.  Securities traded in the over-the-counter market are valued on the basis of the last sale price.  If there are no sales on that day, the securities are valued at the mean between the closing bid and asked prices.  Securities for which market quotations are not readily available, and securities for which it is determined that market quotations do not accurately reflect their value, are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specifically authorized by the Board. The Board annually reviews the reliability of the method used to value portfolio securities for which market quotations are not readily available.

PERFORMANCE

From time to time, the “average annual total return” and “total return” of an investment in the Fund’s shares may be advertised.  An explanation of how total returns are calculated and the components of those calculations are set forth below.

Total Returns - General.  Total return information may be useful to investors in reviewing the Fund’s performance.  The Fund’s advertisement of its performance must, under applicable SEC rules, include the average annual total returns of the Fund for the 1, 5, and 10-year period (or the life of the Fund, if less) as of the most recently ended calendar quarter.  This enables an investor to compare the Fund’s performance to the performance of other funds for the same periods.  However, a number of factors should be considered before using such information as a basis for comparison with other investments.  Investments in the Fund are not insured; its total return is not guaranteed and normally will fluctuate on a daily basis.  When redeemed, an investor’s shares may be worth more or less than their original cost.  Total return for any given past period are not a prediction or representation by the Trust of future rates of return on its shares.  The total returns of the shares of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds, and operating expenses.

Total Returns Before Taxes.  The “average annual total return before taxes” of the Fund is an average annual compounded rate of return before taxes for each year in a specified number of years.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an Ending Redeemable Value (“ERV”), according to the following formula:

(ERV/P)1/n-1 = Average Annual Total Return Before Taxes

The cumulative “total return before taxes” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year.  Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis.  Total return is determined as follows:

ERV - P = Total Return Before Taxes

P

Total Returns After Taxes on Distributions.  The “average annual total return after taxes on distributions” of the Fund is an average annual compounded rate of return after taxes on distributions for each year in a specified number of years.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an ending value at the end of the periods shown (“ATVD”), according to the following formula:

(ATVD/P)1/n-1 = Average Annual Total Return After Taxes on Distributions

The cumulative “total return after taxes on distributions” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year.  Its calculation uses some of the same factors as average annual total return after taxes on distributions, but it does not average the rate of return on an annual basis.  Total return after taxes on distributions is determined as follows:

ATVD - P = Total Return After Taxes on Distributions

       P

Total Returns After Taxes on Distributions and Redemptions.  The “average annual total return after taxes on distributions and redemptions” of the Fund is an average annual compounded rate of return after taxes on distributions and redemption for each year in a specified number of years.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an ending value at the end of the periods shown (“ATVDR”), according to the following formula:

(ATVDR/P)1/n-1 = Average Annual Total Return After Taxes on

  Distributions and Redemptions

The cumulative “total return after taxes on distributions and redemptions” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year.  Its calculation uses some of the same factors as average annual total return after taxes on distributions and redemptions, but it does not average the rate of return on an annual basis.  Total return after taxes on distributions is determined as follows:

ATVDR - P = Total Return After Taxes on Distributions and Redemptions

P

From time to time the Fund may also quote an “average annual total return at NAV” or a cumulative “total return at NAV.”  It is based on the difference in NAV at the beginning and the end of the period for a hypothetical investment (without considering sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

In connection with certain servicing plans, the Fund has made certain commitments that: (i) provide for one or more brokers to accept on the Fund’s behalf, purchase, exchange and redemption orders; (ii) authorize such brokers to designate other intermediaries to accept purchase, exchange and redemption orders on the Fund’s behalf; (iii) provide that the Fund will be deemed to have received a purchase, exchange or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order; and (iv) provide that customer orders will be priced at the Fund’s NAV next computed after they are accepted by an authorized broker or the broker’s authorized designee.

When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Fund may not be able to accept purchase, exchange or redemption requests.

The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.  The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the NAV of the Fund.  Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.  The Fund ordinarily declares and pays dividends from its net investment income and makes distributions of net capital gains, if any, annually.

The amount of the Fund’s distributions may vary from time to time depending on market conditions, the composition of the Fund’s portfolio, and expenses borne by the Fund.

The net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, income from corporate actions such as reorganizations, if any, and realized capital gains and losses on the Fund’s assets, less all expenses and liabilities of the Fund chargeable against income.  Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity.  Expenses, including the compensation payable to the Adviser, are accrued each day.

TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning.  Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI.  Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

The Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code.  As a regulated investment company, the Fund generally is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders.  To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in stock, securities, or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements.  If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.  If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders.  In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits and corporate shareholders could be eligible for the dividends-received deduction.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and 98.2% of their capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year.  The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

The Fund will generally be permitted to carry forward a net capital loss realized in any year to offset its own capital gains, if any, in subsequent years.

The tax principles applicable to transactions in certain financial instruments, such as futures contracts and options, that may be engaged in by the Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain.  Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

Although the Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

The Fund may also be subject to foreign withholding or other foreign taxes on income or gain from foreign securities in which the Fund invests.

TRUSTEES AND OFFICERS

Board of Trustees.

Overall responsibility for management of the Trust rests with the members of the Board (the “Trustees”), who are elected by the shareholders of the Trust, unless appointed to fill a vacancy in accordance with the By-laws of the Trust and the 1940 Act.  The Fund is managed by the Board in accordance with the laws of the State of Delaware.  There are currently six (6) Trustees, four (4) of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”).  The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

The following table lists each Trustee, his year of birth, position with the Trust, principal occupations during the past five years, and other directorships.  Each Trustee oversees the Fund, as well as the Conestoga Small Cap Fund and the Institutional Advisors LargeCap Fund.  There is no defined term of office, and each Trustee serves until the earlier of his resignation, retirement, removal, death, or the election of a qualified successor.   Each Trustee’s address is c/o Conestoga Funds, 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087.

Name (Birth Year)	Position(s) Held with the Trust	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships
Independent Trustees
William B. Blundin (1939)	Trustee	Chairman and CEO, Bransford Investment Partners, LLC (private asset management).	3	Trustee, the Saratoga Advantage Funds (14 investment portfolios).
Nicholas J. Kovich (1956)	Trustee	Managing Director, Beach Investment Counsel; President and Chief Executive Officer, Kovich Capital Management (private asset management); Managing Director, Morgan Stanley Investment Management from 1996 to 2001; General Partner, Miller Anderson & Sherrerd from 1988 to 1996; Vice President, Waddell & Reed, Inc. from 1982-1988.	3	None
Richard E. Ten Haken (1934)	Trustee	Chairman and President, Ten Haken & Associates, Inc .(financial management consulting); Chairman of the Board, Bryce Capital Mutual Funds from 2004 to 2006; President, JP Morgan Chase Mutual Funds from 1987 to 1992; President, Pinnacle Government Fund from 1987 to 1990; New York State Teachers Retirement System, Chairman of the Board and President (1992-1994), Trustee (1972-1994), Vice-Chairman of Board and Vice-President (1977-1992); District Superintendent of Schools, State of New York from 1970 to 1993.	3	None
Michael R. Walker (1948)	Trustee	Since 2004, Partner, Franklin Realty Trust; from 1998 to 2004, Chairman, Elder Trust; from 1985 to 2002, Chairman and CEO, Genesis Health Ventures (eldercare services).	3	None.
Interested Trustees
William C. Martindale, Jr. (1942)*	Chairman of the Board, CEO and Trustee	Managing Partner, Co-Founder and Chief Investment Officer of Conestoga Capital Advisors, LLC.	3	None.
Robert M. Mitchell (1969)*	Treasurer and Trustee	Managing Partner, Co-Founder and Portfolio Manager of Conestoga Capital Advisors, LLC.	3	None.

*Mr. Martindale and Mr. Mitchell are deemed to be “interested persons” of the Trust by reason of their positions at the Fund’s Adviser.

The Board believes that each of the Trustee’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity.  Among the attributes common to all Trustees is the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees.  A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s business, consulting and/or public service; experience as a board member of the Fund and other funds in the Fund Complex, other investment funds, or non-profit entities or other organizations; education or professional training; and/or other life experiences.  In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee.

William B. Blundin

Mr. Blundin has been a Trustee since 2002.  Mr. Blundin has substantial financial and asset management experience, in addition to senior executive-level management experience.

Nicholas J. Kovich

Mr. Kovich has been a Trustee since 2002 and serves as the lead independent Trustee of the Trust.  Mr. Kovich has substantial financial and asset management experience, in addition to senior executive-level management experience.

Richard E. Ten Haken

Mr. Ten Haken has been a Trustee and Chairman of the Audit Committee since 2002.  Mr. Ten Haken has substantial financial, managerial and consulting experience, in addition to senior executive-level management experience.

Michael R. Walker

Mr. Walker has been a Trustee since 2002.  Mr. Walker has substantial real estate experience, in addition to senior executive-level management experience.

William C. Martindale Jr.

Mr. Martindale has been a Trustee since 2002, Chairman of the Board since 2011 and Chief Executive Officer since 2010 .  Mr. Martindale has substantial financial and asset management experience, in addition to senior executive-level management experience.

Robert M. Mitchell

Mr. Mitchell has been Treasurer since 2002 and a Trustee since 2011.  Mr. Mitchell has substantial financial and asset management experience, in addition to senior executive-level management experience.

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board.  The Fund has engaged the Adviser to manage the Fund on a day-to-day basis.  The Board is responsible for overseeing the Adviser and other service providers in the operation of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Fund’s Agreement and Declaration of Trust and By-Laws.  The Board is currently composed of six members, four of whom are Independent Trustees.  The Board meets in-person at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings.  As described below, the Board has established an Audit Committee, and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed William C. Martindale, Jr., an interested Trustee, to serve in the role of Chairman.  The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings.  The Chairman serves as a key point person for dealings between management and the Trustees.  The Chairman may also perform such other functions as may be delegated by the Board from time to time.  The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others.  Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities.  Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs.  The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Each of the Adviser and other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models.  The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects.  The Board requires senior officers of the Trust and the Adviser to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management.  The Board and the Audit Committee also receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters.  The Board also receives reports from certain of the Trust’s other primary service providers on a periodic or regular basis.  The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

The Board has an Audit Committee, whose function is to recommend independent auditors of the Fund and monitor accounting and financial matters.  The members of the Audit Committee are Messrs. Ten Haken (Chairman), Blundin, Kovich and Walker.  The Board has designated Messrs. Kovich and Walker to be Audit Committee Financial Experts.  The Audit Committee met twice during the fiscal year ended September 30, 2011.

The following tables show the dollar ranges of securities beneficially owned by the Trustees in the Funds (Conestoga “family of funds” consists of the Fund, the Conestoga Small Cap Fund, and the Institutional Advisors LargeCap Fund) as of December 31, 2011.  No Independent Trustee or his immediate family member owns beneficially or of record an interest in the Adviser or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser.

Independent Trustees	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies [1]
Mr. William B. Blundin	$0	$10,001 to $50,000
Mr. Nicholas J. Kovich	$0	$50,001 to $100,000
Dr. Richard E. Ten Haken	$0	Over $100,000
Mr. Michael R. Walker	$0	Over $100,000

Interested Trustees
Mr. William C. Martindale , Jr.	$0	Over $100,000
Mr. Robert M. Mitchell	$0	$50,001 to $100,000

1 The Conestoga Funds “family of funds” consists of the Fund, the Conestoga Small Cap Fund and the Institutional Advisors LargeCap Fund.

Remuneration of Trustees.

For the fiscal year ended September 30, 2011, each Independent Trustee will have received $17,000 for performing the duties of his office. For their Chairmanship Positions, Mr. Kovich and Mr. Ten Haken received an additional $6,000 during the 2011 fiscal year.  For the calendar year ended December 31, 2011, Interested Trustees, Mr. W.C. Martindale Jr. and Mr. Robert M. Mitchell did not receive compensation in the form of trustee fees from the Trust.

Officers.

The following table lists each officer of the Trust, his or her year of birth, position with the Trust, and principal occupations during the past five years.  There is no defined term of office, and each officer of the Trust serves until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor.

Name (Birth Year)	Position(s) Held with the Trust and Length of Time Served	Principal Occupation During Past 5 Years

William C. Martindale, Jr. (1942)	Chairman, since September 2011 and CEO, since September 2010. President, July 2002 –September 2010	See biographical information under “Board of Trustees” above.
Robert M. Mitchell (1969)	Treasurer, since July 2002	See biographical information under “Board of Trustees” above.
Gregory B. Getts (1957)	Assistant Treasurer, since September 2006	President and Owner of Mutual Shareholder Services, LLC, the Fund’s transfer, shareholder servicing, dividend disbursing and accounting servicing agent (“MSS”).
Duane R. D’Orazio (1972)	Secretary, since July 2002. Chief Compliance Officer, since August 2004 Anti-Money Laundering Compliance Officer, since December 2008	Managing Partner and Co-Founder of the Adviser. Head Trader and Chief Compliance Officer of the Adviser.
Mark S. Clewett (1968)	Senior Vice President, since February 2006	Since 2006, Director of Institutional Sales and Client Service for the Adviser; from 1997 through 2005, Senior Vice President—Consultant Relationships for Delaware Investments.

Joseph F. Monahan (1959)	Senior Vice President	Since 2008, Managing Partner, Portfolio Manager, Research Analyst of Conestoga Capital Advisors, LLC ; Senior Vice President and Chief Financial Officer of McHugh Associates (2001-2008)
David M. Lawson (1951)	Senior Vice President	Since 2008, Managing Partner, Portfolio Manager, Research Analyst of Conestoga Capital Advisors, LLC ; President and Chief Operating Officer of McHugh Associates (1995-2008)
M. Lorri McQuade (1950)	Vice President, since September 2003	Partner (since 2003) and Administrative Manager (since 2001) of the Adviser.
Michelle L. Patterson (1976)	Vice President, since September 2003	Partner (since 2003) and Operations and Marketing Analyst (since 2001) of the Adviser.

The officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

The mailing address of each officer of the Trust is 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087.

ADVISORY AND OTHER CONTRACTS

The following sections describe the Trust’s material agreements for investment advisory, custodial and transfer agency services.

Investment Adviser.

One of the Trust’s most important contracts is with the Adviser, a Delaware limited liability company registered as an investment adviser with the SEC.  The Adviser is 100% owned by Mr. Martindale, Mr. Mitchell, Mr. D’Orazio, Mr. Clewett, Mr. Lawson, Mr. Monahan, Ms. McQuade, and Ms. Patterson.  Messrs. Martindale, Mitchell, D’Orazio, Clewett, Lawson and Monahan are considered “control persons” (as defined in the 1940 Act) of the Adviser.  As of December 31, 2011, the Adviser managed approximately $ 582 million for numerous clients.

Investment Advisory Agreement.

The Trust has entered into an investment advisory agreement, on behalf of the Fund, with the Adviser, for the provision of investment advisory services to the Fund.  Pursuant to the Advisory Agreement, the Fund pays the Adviser a monthly fee calculated at an annual rate of 0.85% of the Fund’s average daily net assets.

For the Investors Class, the Adviser has contractually agreed to limit the Fund’s “Total Annual Fund Operating Expenses” (excluding taxes, extraordinary expenses , reorganization expenses, brokerage commissions and interest) to 1.35% of the Fund’s average daily net assets until at least March 30 , 2013. For the Institutional Class, the Adviser has contractually agreed to limit the Fund’s “ Total Annual Fund Operating Expenses ” (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions and interest) to 1.10% of the Fund’s average daily net assets until at least March 30 , 2013.  If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements for a period not to exceed three years from the date the waiver or reimbursement was made to the extent such a recapture does not cause the “Total Annual Fund Operating Expenses” to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement.

The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the agreement by the Adviser, or a breach of fiduciary duty with respect to receipt of compensation, neither the Adviser nor any of its directors, officers, shareholders, agents, or employees shall be liable to the Trust, Fund or any shareholder of the Fund for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services thereunder or for any loss suffered by the Trust, the Fund or any shareholder of the Fund in connection with the performance of the agreement.

The Advisory Agreement provides that unless sooner terminated, it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Board or by a vote of a majority of the outstanding shares of the Fund, and in either case, by a majority of the Independent Trustees by votes cast in person at a meeting called for such purpose.  The Advisory Agreement terminates automatically in the event of any assignment, as defined in the 1940 Act.

Portfolio Managers.

This section includes information about William C. Martindale, Jr., David M. Lawson, Robert M. Mitchell and Joseph F. Monahan, the Fund’s portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Other Accounts

Portfolio Manager	Number of Other Accounts (Total Assets)* as of December 31, 2011	Number of Other Accounts (Total Assets)* Subject to a Performance Fee as of December 31, 2011
William C. Martindale, Jr.
Registered Investment Companies	0	None
Other Pooled Investment Vehicles	1 ($36.75 million)	None
Other Accounts	65 ($39.64 million)	None

David M. Lawson
Registered Investment Companies Other Pooled Investment Vehicles	0 0 ($ million)	None None
Other Accounts	14 ($7.65 million)	None

Robert M. Mitchell
Registered Investment Companies	0	None
Other Pooled Investment Vehicles	1 ($36.75 million)	None
Other Accounts	132 ($317.10 million)	None

Joseph F. Monahan
Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 0 ($ million) 0 ($ million)	None None

*Rounded to the nearest million.

In managing other investment companies, other pooled investment vehicles and other accounts, the Adviser may employ strategies similar to those employed by the Fund.  As a result, these other accounts may invest in the same securities as the Fund.  The SAI section entitled “Portfolio Transactions” discusses the various factors that the Adviser considers in allocating investment opportunities among the Fund and other similarly managed accounts.

Compensation

Each of the Fund’s portfolio managers is a partner of the Adviser.  As such, each portfolio manager receives a share of the Adviser’s annual profits, as specified in the manager’s partnership agreement with the Adviser, from the Adviser’s management of the Fund and all other accounts.

Custodian.

UMB Bank, N.A., 928 Grand Boulevard, 5th Floor, Kansas City, MO 64106 (the “Custodian”) serves as custodian for the assets of the Fund under an agreement with the Trust, on behalf of the Fund, and the Adviser, dated November 26, 2006 (the “Custodian Agreement”).  Under the Custody Agreement, the Custodian holds the Fund’s securities and keeps all necessary accounts and records.  Under this Agreement, the Custodian (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of fund securities; and (4) responds to correspondence from security brokers and others relating to its duties.  The Custodian may, with the approval of the Fund and at the Custodian’s own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that the Custodian shall remain liable for the performance of all of its duties under the Custodian Agreement.

Shareholder Servicing Plan.

Effective August 12, 2004 , the Trust adopted a Shareholder Servicing Plan on behalf of the Fund’s Investors Class shareholders.  Payments made under the Shareholder Servicing Plan to shareholder servicing agents (which may include affiliates of the Adviser) are for administrative support services to customers who may from time to time beneficially own Investors Class shares.  These services may include: (i) establishing and maintaining accounts and records relating to Investors Class shareholders; (ii) processing dividend and distribution payments from the Fund on behalf of Investors Class shareholders; (iii) providing information periodically to Investors Class shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders’ other accounts serviced by such financial institution; (iv) arranging for bank wires; (v) responding to Investors Class shareholder inquiries relating to the services performed; (vi) responding to routine inquiries from Investors Class shareholders concerning their investments; (vii) providing sub-accounting with respect to Investors Class shares beneficially owned by shareholders, or the information to the Fund necessary for subaccounting; (viii) if required by law, forwarding Investors Class shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (ix) assisting in processing purchase, exchange and redemption requests from Investors Class shareholders and in placing such orders with the Trust’s service contractors; (x) assisting Investors Class shareholders in changing dividend options, account designations and addresses; (xi) providing Investors Class shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (xii) providing such other similar services as the Fund may reasonably request to the extent that the agent is permitted to do so under applicable statutes, rules and regulations.

The Shareholder Servicing Plan was also adopted in accordance with Rule 12b-1 under the 1940 Act.  Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under Rule 12b-1.  In approving the Shareholder Servicing Plan in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Shareholder Servicing Plan or in any agreements related to the Plan (the “Rule 12b-1 Trustees”), considered various factors and determined that there is a reasonable likelihood that the Shareholder Servicing Plan will benefit the Fund’s Investors Class shareholders.  The Shareholder Servicing Plan will continue in effect from year to year if specifically approved annually (a) by the majority of the Fund’s outstanding voting Investors Class shares or by the Board and (b) by the vote of a majority of the Rule 12b-1 Trustees cast in person at a meeting called specifically for the purpose of voting on the Shareholder Servicing Plan.

Transfer, Shareholder Servicing, Dividend Disbursing and Fund Accounting Agent.

On February 9, 2012 , the Trust, on behalf of the Fund, the Adviser, and Mutual Shareholder Services, LLC entered into a Accounting Services Agreement and a Transfer Agent Agreement.  These Agreements provide that MSS serve as transfer, shareholder servicing, dividend disbursing and accounting servicing agent of the Fund.  Unless otherwise terminated, each Agreement will remain in force for a period of three (3) years; provided, however, that any party may terminate the agreement without penalty upon 90 days’ notice.  For  services performed under the Agreements, the Adviser pays to MSS $11.50 annual fee per shareholder account subject to a monthly minimum of $775 plus $1,850 per month for fund accounting, subject to certain discounts.  Under the Agreements, the Adviser also agrees to reimburse MSS for certain out-of-pocket expenses related to the services that MSS provides to the Trust.

Independent Registered Public Accounting Firm.

BBD, LLP 1835 Market Street 26th Floor , Philadelphia, PA 19103, serves as the Trust’s independent registered public accounting firm.

Legal Counsel.

Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000 , Philadelphia, PA 19103, serves as counsel to the Trust.

Code of Ethics.

The Trust and the Adviser have each adopted a Code of Ethics to which all investment personnel and all other access persons of the Fund and the Adviser must conform.  Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities.  Violations of the Codes of Ethics can result in penalties, suspension, or termination of employment.

Proxy Voting Policy

The Trust has adopted Proxy Voting Policy and Procedures to: (1) ensure that the Trust votes proxies in the best interests of shareholders of the Fund with a view toward maximizing the value of their investments; (2) address any conflicts that may arise between Fund shareholders on the one hand, and “affiliated persons” of the Fund or of the Adviser (or its affiliates) on the other; (3) provide for oversight of proxy voting by the Board; and (4) provide for the disclosure of the Funds’ proxy voting records and this Policy.

The Trust has delegated the responsibility for voting proxies on behalf of the Fund with respect to all equity securities held by the Fund to the Adviser, in accordance with this Policy, subject to oversight by the Board.  The Board has reviewed the Adviser’s Proxy Voting Policy and Procedures (the “Adviser’s Policy”) and has determined that it is reasonably designed to ensure that the Adviser will vote all proxies in the best interests of the Fund’s shareholders, untainted by conflicts of interests.  The Trust’s Policy and the Adviser’s Policy are attached to this SAI at Appendix B.  Both Policies are subject to Board review annually.

Information regarding how the Fund voted proxies relating to portfolio securities is available: (1) without charge, upon request, by calling 1-800-320-7790; (2) at the Fund’s website (www.conestogacapital.com); and (3) at the SEC’s website (www.sec.gov).

Portfolio Transactions.

Under the Advisory Agreement, the Adviser determines, subject to the general supervision of the Board, and in accordance with the Fund’s investment objective, policies and limitations, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions.  Portfolio securities purchased or sold through a broker-dealer usually include a brokerage commission.  At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers.  These transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.  While the Adviser generally seeks competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.  The allocation of transactions to brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders.  The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

Subject to the consideration by the Adviser to obtain the best net price and the most favorable execution of the order, factors considered by the Adviser in selecting brokers or dealers include, but are not limited to: the quality and promptness of their execution (e.g., price paid or obtained for a security, speed of execution, ability to “work” a large order, etc.); their effectiveness of transaction clearing and settlement; their liquidity and the amount of capital commitment by the broker or dealer; the degree to which they have been available and responsive to the Adviser the quality and promptness of research and brokerage services provided to the Adviser (both in general and with respect to particular accounts); and whether the investment in question was brought to the Adviser’s attention by the particular broker-dealer.

Subject to the consideration of obtaining best execution, brokers and dealers who provide supplemental investment research to the Adviser may receive orders for transactions by the Trust.  Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the investment advisory fee payable to the Adviser by the Fund.  Such information may be useful to the Adviser in serving both the Trust and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Trust.

Multiple orders for the purchase or sale of the same security on behalf of clients of the Adviser are generally aggregated for block execution.  The Adviser will aggregate transactions for block execution only upon making a good-faith determination that the accounts participating in the block trade will benefit from such aggregation, if such aggregation is consistent with the Adviser’s duty to seek best execution (including duty to seek best price) for its clients, and if such aggregation is consistent with the terms of the investment advisory agreement with each client for which trades are being executed.

All accounts participating in a block execution receive the same execution price for equity or fixed income securities purchased or sold, as the case may be, for such accounts on a trading day.

In the event that a proprietary account is participating with the Fund in the block transaction, the proprietary account may receive an allocation only when the allocation is performed on a pro rata basis across all participating clients.  In the event that the Adviser deems it necessary to allocate the partially executed order on a basis other than pro rata, the proprietary account shall be excluded from receiving any allocation of the executed order, resulting in the allocation being made to the Fund only.

Investment decisions for the Fund are made independently from those made for any other account managed by the Adviser.  Such other accounts may also invest in the securities and may follow similar investment strategies as the Fund.  When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and any other account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to both the Fund and account.  In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades.  To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in order to obtain best execution.  In making investment recommendations for the Fund, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of the Adviser or its affiliates.

ADDITIONAL INFORMATION

Description of Shares.

The Trust Instrument authorizes the Board to issue an unlimited number of shares, which are units of beneficial interest, with a par value of $.001 per share.  The Trust currently has three series of shares, which represent interests in the Fund and in two other series of the Trust, the Conestoga Small Cap Fund and the Institutional Advisors LargeCap Fund.

The Trust’s Trust Instrument authorizes the Board to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion.  When issued for payment as described in the Prospectus and this SAI, the Trust’s shares will be fully paid and non-assessable.  In the event of a liquidation or dissolution of the Trust, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets not belonging to any particular Fund that are available for distribution.

Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote.  There will normally be no meetings of shareholders for the purpose of electing members of the Board unless and until such time as less than a majority of the Board have been elected by the shareholders except upon the formation of the Trust, at which time the members of the Board then in office will call a shareholders’ meeting for the election of Trustees.  A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares.  Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act (i.e., persons who have been shareholders for at least six months, and who hold shares having a net asset value of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders).  Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Shareholder and Trustee Liability.

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust, such as the Trust, shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust.  The Trust Instrument also provides for indemnification out of Trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder.  The Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon.  Thus, the risk of a shareholder incurring financial loss because of shareholder liability is considered to be extremely remote.

The Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Fund or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties.  The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

The Trust Instrument provides that the Board has broad powers to amend the Trust Instrument or approve the reorganization of the Fund or any future series thereof, without the approval of shareholders, unless such approval is otherwise required by law.  The Trust Instrument allows the Trustees to take actions upon the authority of a majority of Board by written consent in lieu of a meeting.

Shareholder Voting Procedures.

The Trust’s Bylaws define the rights and obligations of the Trust’s officers and provide rules for routine matters such as calling meetings.  The Bylaws govern the use of proxies at shareholder meetings.  According to the Bylaws, proxies may be given by telephone, computer, other electronic means or otherwise pursuant to procedures reasonably designed, as determined by the Board, to verify that the shareholder has authorized the instructions contained therein.

Miscellaneous.

The Trust is registered with the SEC as an open-end management investment company.  Such registration does not involve supervision by the SEC of the management or policies of the Trust.

The Prospectus and this SAI do not include certain information contained in the registration statement filed with the SEC.  Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the highest rating category.  The obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as having significant speculative characteristics.  Ratings of “B-1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B-1” – A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-2” – A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-3” – A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue.  Currency of repayment is a key factor in this analysis.  An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt.  These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues.  Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation ratings are based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk.  Default is a real possibility.

“RD” – Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

“D” – Default.  Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner.  Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims.  The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality.  The capacity for payment of short-term financial obligations as they fall due is exceptionally high.  Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality.  The capacity for payment of short-term financial obligations as they fall due is very high.  Differ from “R-1 (high)” by a relatively modest degree.  Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” implies a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange.  A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is very high.

“AA” – An obligation rated “AA” differs from the highest rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.  It differs from the highest-rated obligors only to a small degree.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC” and “CC” – Obligations rated “BB,” “B,” “CCC” and “CC” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “CC” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations  rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.  Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D” – An obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.  An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue.  Currency of repayment is a key factor in this analysis.  An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt.  These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues.  Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.  The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are subject to moderate credit risk.  They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality.  “AAA” ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality.  “AA” ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality.  “A” ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality.  “BBB” ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative.  “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative.  “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “D” ratings, but are instead rated on the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics.  Fitch believes that this approach better aligns obligations that have comparable expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” long-term rating category or to categories below “B”.

The DBRS long-term rating scale provides an opinion on the risk of default.  That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued.  Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims.  All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”.  The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.  The following summarizes the ratings used by DBRS for long-term debt:

“AAA” -  Long-term debt rated “AAA” is of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from “AAA” only to a small degree.  Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations.  There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” implies that a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange.  A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

(“high”, “low”) – Each rating category is denoted by the subcategories “high” and “low”.  The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category.  The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

·  Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

·  Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels – “MIG-1” through “MIG-3”.  In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade.  MIG ratings expire at the maturity of the obligation.  The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned, a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS.  Ratings are not buy, hold or sell recommendations and they do not address the market price of a security.  Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

APPENDIX B - PROXY VOTING POLICIES

Conestoga Funds

Proxy Voting Policy and Procedures

The Board of Trustees (the “Board”) of Conestoga Funds (“Conestoga”) has adopted this Proxy Voting Policy and Procedures to:

•

ensure that Conestoga votes proxies in the best interests of shareholders of its series portfolios (each a “Fund”) with a view toward maximizing the value of their investments;

•

address any conflicts that may arise between shareholders on the one hand; and “affiliated persons” of the Funds or of Conestoga Capital Advisors, LLC (the “Adviser”) or the principal underwriter of the Funds (or their affiliates) (all referred to as “Affiliated Persons”) on the other;

•

provide for oversight of proxy voting by the Board; and

•

provide for the disclosure of the Funds’ proxy voting records and this Policy.

I.

Delegation to the Adviser

Conestoga hereby delegates the responsibility for voting proxies on behalf of the Funds with respect to all equity securities held by the Funds to the Adviser, in accordance with this Policy, subject to oversight by the Board.

The Board has reviewed the Adviser’s Proxy Voting Policy and Procedures (the “Adviser’s Policy”) and has determined that it is reasonably designed to ensure that the Adviser will vote all proxies in the best interests of each Fund’s shareholders, untainted by conflicts of interests.  The Adviser’s Policy (attached as Exhibit A) is adopted as part of this Policy.  The Board must approve any material change in the Adviser’s Policy before it becomes effective with respect to the Funds.

II.

Disclosure

A.

Voting Records

In accordance with Rule 30b1-4 under the Investment Company Act of 1940, as amended, Conestoga shall file annually with the Securities and Exchange Commission (the “SEC”) on Form N-PX (or such other form as the SEC may designate) each Fund’s proxy voting records for the most recent twelve–month period ended June 30 (the “Voting Records”).  The Funds shall publish their Voting Records on their own public website as soon as is reasonably practicable after Conestoga files the Voting Records with the SEC.

The Voting Records shall consist of, for each proposal on which a Fund was entitled to vote with respect to a security held by the Fund (for the designated time period of the Voting Records):

•

the name of the issuer of the portfolio security

•

the exchange ticker symbol of the portfolio security

•

the CUSIP number for the portfolio security

•

the shareholder meeting date

•

a brief identification of the matter voted upon

•

whether the matter was proposed by the issuer or by a security holder

•

whether the Fund cast a vote and, if so, how the vote was cast

•

whether the vote cast was for or against management of the issuer

B.

Disclosure about the Policy and How to Obtain Information

Description of the Policy.  The Funds’ statement of additional information (“SAI”) shall describe this Policy, including the Adviser’s Policy.  In lieu of a detailed description, a copy of this Policy and the Adviser’s Policy may be included in the SAI as an appendix, with a brief statement in the SAI itself.

A copy of the detailed description or of this Policy and the Adviser’s Policy shall be posted on the Fund’s website.

How to obtain a copy of the Policy.  The Funds shall disclose in all shareholder reports that a description of this Policy is available

•

without charge, upon request, by calling a toll-free number;

•

at the Funds’ website; and

•

at the SEC’s website, www.sec.gov.

How to obtain a copy of proxy votes.  The Funds shall disclose in all shareholder reports and the SAI that information regarding how the Funds voted proxies relating to portfolio securities is available:

•

without charge, upon request, by calling a toll-free number;

•

at the Fund’s website; and

•

at the SEC’s website, www.sec.gov.

The Funds must send the information disclosed in their most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

III.

Board Review

The Adviser shall report to the Board, at least annually, the Voting Records in a form as the Board may request.  This report shall:

•

describe any conflicts of interests that were identified in connection with the voting of securities under the Adviser’s Policy and how they were addressed; and

•

summarize all votes that were made other than in accordance with the Adviser’s Policy.

The Board shall review this Policy and the Adviser’s Policy at the same meeting, and determine whether any amendments to either Policy would be appropriate.

Adopted: October 30, 2003

Exhibit A

CONESTOGA CAPITAL ADVISORS, LLC

Introduction

Rule 206(4)-6 under the Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients.  The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request.  Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

CCA votes proxies for a great majority of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.  Any questions about this document should be directed to the Robert Mitchell, CCA’s Proxy Administrator.

Policy

It is the policy of CCA to vote client proxies in the interest of maximizing Shareholder Value.  To that end, CCA will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least.  Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy.  Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost.

Procedures for Identification and Voting of Proxies

These proxy voting procedures are designed to enable CCA to resolve material conflicts of interest with clients before voting their proxies in the interest of shareholder value.

1.

CCA shall maintain a list of all clients for which it votes proxies.  The list will be maintained either in hard copy or electronically and updated by the Proxy Administrator who will obtain proxy voting information from client agreements.

As part of the account opening procedure, all new signed contracts or new account instructions must be sent to the Proxy Administrator no later than ten (10) days from the date a new account starts trading. Alternatively, The Client Services Manager, as part of the account opening procedure, will inform the Proxy Administrator that CCA will vote proxies for the new client.

2.

CCA shall work with the client to ensure that CCA is the designated party to receive proxy voting materials from companies or intermediaries.  To that end, new account forms of broker-dealers/custodians will state that CCA should receive this documentation.   The designation may also be made by telephoning contacts and/or client service representatives at broker-dealers/custodians.

3.

CCA uses Broadridge, a third-party proxy voting service provider, to assist in its proxy voting process.  The Proxy Administrator will ensure that Broadridge receives proxy voting materials directly from the broker-dealers/custodians.

4.

CCA Absent specific client instructions, the Proxy Administrator votes client proxies through Broadridge according to the Glass Lewis recommendations.

For any client who has provided specific voting instructions, the Proxy Administrator shall vote that client’s proxy in accordance with the client’s written instructions.

Proxies of clients who have selected their own third party to vote proxies, and whose proxies were received by CCA, shall be forwarded to the designee for voting and submission.

5.

The Proxy Administrator will reasonably try to assess any material conflicts between CCA’s interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

6.

So long as there are no material conflicts of interest identified, CCA will vote proxies according to the Glass Lewis recommendation.  CCA may also elect to abstain from voting if it deems such abstinence in its clients’ best interests.  The rationale for “abstain” votes will be documented and the documentation will be maintained in the permanent file.

7.

CCA is not required to vote every client proxy and such should not necessarily be construed as a violation of CCA’s fiduciary obligations.  CCA shall at no time ignore or neglect its proxy voting responsibilities.  However, there may be times when refraining from voting is in the client’s best interest, such as when an adviser’s analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client (i.e., casting a vote on a foreign security may require that the adviser engage a translator or travel to a foreign country to vote in person).  Such position also complies with Interpretive Bulletin 94-2 of the DOL.

8.

The Proxy Administrator shall be responsible for conducting the proxy voting cost-benefit analysis in those certain situations in which CCA believes it may be in its clients’ best interest for CCA not to vote a particular proxy.  The Proxy Administrator shall maintain documentation of any cost/benefit analysis with respect to client proxies that were not voted by CCA.

9.

If the Proxy Administrator detects a conflict of interest, the following process will be followed:

 a.  The Proxy Administrator will, as soon as practicable, convene the Proxy Voting                         Committee (the “Committee”). Members of the Committee include persons listed on Attachments A, none of which directly reports to another member of the Committee. The Proxy Administrator will serve as the chairperson.

 b.

The Proxy Administrator, at inception of the Committee meeting, will appoint a Secretary, whose role it will be to keep careful and detailed minutes.

c.

The Proxy Administrator will identify for the Committee the issuer and proposal to be considered.  The Proxy Administrator will also identify the conflict of interest that has been detected.  The Proxy Administrator will also identify the Glass Lewis recommendation and the vote he believes is in the interest of shareholder value and the reasons why.

d.

The members of the Committee will then consider the proposal by reviewing the proxy voting materials and any additional documentation a member(s) feels necessary in determining the appropriate vote.  Members of the Committee may wish to consider the following questions:

•

Whether adoption of the proposal would have a positive or negative impact on the issuer’s short term or long term value.

•

Whether the proposal itself is well framed and reasonable.

•

Whether implementation of the proposal would achieve the objectives sought in the proposal.

•

Whether the issues presented would best be handled through government or issuer-specific action.

e.

Upon the provision of a reasonable amount of time to consider the proposal, each member of the Committee will in turn announce to the Committee his decision on whether CCA will vote for or against the proposal.  Members of the Committee are prohibited from abstaining for the Committee vote and are prohibited from recommending that CCA refrain from voting on the proposal, although “abstain” votes are permitted.  The Secretary will record each member’s vote and the rationale for his decision.

f.

After each member of the Committee has announced his vote, the Secretary will tally the votes.  The tally will result in one of the following two decisions:

•

If all members of the Committee have voted in the same direction on the proposal, all of CCA’s proxies for that proposal will be voted in such direction.  The Secretary will document the unanimous vote and all minutes will be maintained in the permanent file.

•

If a unanimous decision cannot be reached by the Committee, CCA will, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which CCA should vote on the proposal.  The proxy voting service’s or consultant’s determination will be binding on CCA.

10.

The Proxy Administrator shall collect and submit the proxy votes in a timely manner.

11.

The Proxy Administrator  will report any attempts by CCA’s personnel to influence the voting of client proxies in a manner that is inconsistent with CCA’s Policy.  Such report shall be made to one of CCA’s managing partners, or if the partner is the person attempting to influence the voting, then to CCA’s outside counsel.

12.

All proxy votes will be recorded and the following information will be maintained by the Proxy Administrator or Broadridge:

•

The name of the issuer of the portfolio security;

•

The exchange ticker symbol of the portfolio security;

•

The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security;

•

The shareholder meeting date;

•

The number of shares CCA is voting on firm-wide;

•

A brief identification of the matter voted on;

•

Whether the matter was proposed by the issuer or by a security holder;

•

Whether or not CCA cast its vote on the matter;

•

How CCA cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

•

Whether CCA cast its vote with or against management; and

•

Whether any client requested an alternative vote of its proxy.

In the event that CCA votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires CCA to vote a certain way on an issue, while CCA deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.

Conflicts of Interest

Although CCA has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the following potential conflicts that could exist in the future:

▪

Conflict: CCA retains an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in CCA’s client portfolios.  For example, CCA may be retained to manage CCA’s pension fund.  CCA is a public company and CCA client accounts hold shares of CCA.  This type of relationship may influence CCA to vote with management on proxies to gain favor with management.  Such favor may influence CCA’s decision to continue its advisory relationship with CCA.

▪

Conflict: CCA retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in CCA’s client portfolios.  The similar conflicts of interest exist in this relationship as discussed above.

▪

Conflict: CCA’s employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers.  For example, the spouse of an CCA employee may be a high-level executive of an issuer that is held in CCA’s client portfolios.  The spouse could attempt to influence CCA to vote in favor of management.

▪

Conflict:  CCA or an employee(s) personally owns a significant number of an issuer’s securities that are also held in CCA’s client portfolios.  For any number of reasons, an employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy.  The employee(s) could oppose voting the proxies according to the policy and successfully influence CCA to vote proxies in contradiction to the policy.

▪

Conflict:  CCA or its affiliate has a financial interest in the outcome of a vote, such as when CCA receives distribution fees (i.e., Rule 12b-1 fees) from mutual funds that are maintained in client accounts and the proxy relates to an increase in 12b-1 fees.

Resolution:  Upon the detection of a material conflict of interest, the procedure described under
Item 8 of the Procedures for Identification and Voting of Proxies section above will be followed.

CCA realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its employees to notify the Proxy Administrator of any material conflict that may impair CCA’s ability to vote proxies in an objective manner.  Upon such notification, the Proxy Administrator will notify the Chief Compliance of the conflict who will recommend an appropriate course of action.

In addition, the Proxy Administrator will report any attempts by others within CCA to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy.  The  Proxy Administrator should then report the attempt to the CCO or outside legal counsel.

The  Proxy Administrator will, on an annual basis, report to the CCO all conflicts of interest that arise in connection with the performance of CCA’s proxy-voting obligations (if any), and any conflicts of interest that have come to his attention (if any) by completing a memorandum. This information can lead to future amendments to this proxy voting policy and procedure.

Procedures for CCA’s Receipt of Class Actions

CCA recognizes that as a fiduciary it has a duty to act with the highest obligation of good faith, loyalty, fair dealing and due care.  When a recovery is achieved in a class action, investors who owned shares in the company subject to the action have the option to either: (1) opt out of the class action and pursue their own remedy; or (2) participate in the recovery achieved via the class action.  Collecting the recovery involves the completion of a Proof of Claim form which is submitted to the Claims Administrator.  After the Claims Administrator receives all Proof of Claims, it dispenses the money from the settlement fund to those persons and entities with valid claims.

If “Class Action” documents are received by CCA for a private client (i.e., separate managed account), CCA will forward such documents to the client to enable the client to file the “Class Action” at the client’s discretion.  The decision of whether to participate in the recovery or opt-out may be a legal one that CCA is not qualified to make for the client.  Therefore CCA will not file “Class Actions” on behalf of any client.

If “Class Action” documents are received by CCA on behalf of the Mid Cap Fund, CCA will ensure that the Fund either participate in, or opt out of, any class action settlements received.  CCA will determine if it is in the best interest of the Fund to recover monies from a class action.  The Portfolio Manager covering the company will determine the action to be taken when receiving class action notices.  In the event CCA opts out of a class action settlement, CCA will maintain documentation of any cost/benefit analysis to support its decision.

Recordkeeping

CCA must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business.

Client request to review proxy votes:

▪

Any request, whether written (including e-mail) or oral, received by any employee of CCA, must be promptly reported to the Proxy Administrator.  All written requests must be retained in the permanent file.

▪

The Proxy Administrator will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

▪

In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the Proxy Administrator will distribute to any client requesting proxy voting information the complete proxy voting record of CCA for the period requested.  Reports containing proxy information of only those issuers held by a certain client will not be created or distributed.

Any report disseminated to a client(s) will contain the following legend:

“This report contains the full proxy voting record of Adviser CCA.  If securities of a particular issuer were held in your account on the date of the shareholder meeting indicated, your proxy was voted in the direction indicated (absent your expressed written direction otherwise).”

▪

Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days).  Maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request.  A copy of the written response should be attached and maintained with the client’s written request, if applicable and maintained in the permanent file.

▪

Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy Voting Policy and Procedures:

▪

Proxy Voting Policy and Procedures.

Proxy statements received regarding client securities:

▪

Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions. Note: CCA is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

Proxy voting records:

▪

CCA Proxy Voting Record.

▪

Documents prepared or created by CCA that were material to making a decision on how to vote, or that memorialized the basis for the decision.

▪

Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Disclosure

▪

CCA will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) regulatory requirements.

Proxy Solicitation

As a matter of practice, it is CCA’s policy to not reveal or disclose to any client how CCA may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting.  CCA will never disclose such information to unrelated third parties.

The Proxy Administrator is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients.  At no time may any employee accept any remuneration in the solicitation of proxies.  The Proxy Administrator shall handle all responses to such solicitations.

ATTACHMENT A

CONESTOGA CAPITAL ADVISORS, LLC

List of Proxy Voting Committee Members

The following is a list, as of March 26th 2009 of the members of CCA’s proxy voting committee:

Member 1

Robert M. Mitchell

Member 2

William C. Martindale, Jr.

Member 3

Duane R. D’Orazio

Member 4

David M. Lawson

ATTACHMENT B

CONESTOGA CAPITAL ADVISORS, LLC

ANNUAL REPORT OF PROXY VOTING CONFLICTS

To:

Duane D’Orazio, Compliance Officer

From:

Robert Mitchell, Proxy Administrator

Date:

___________________

Re:

Proxy Voting Conflict of Interest

________________________________________________________________________

Rule 206(4)-6 (the “Rule”) under the Investment Advisers Act of 1940 (“Advisers Act”) requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients.  A challenging aspect to Rule 206(4)-6 has been an adviser’s identification of material conflicts of interest that may influence the manner in which it votes proxies.

By signing below, I certify that I have read and reviewed CCA’s Proxy Voting Policy and Procedures.  Furthermore, I acknowledge that, to the best of my knowledge and based upon my understanding of Advisor’s operations, material relationships and affiliations, policies, and procedures:

(

)

I have detected NO material conflicts of interest that have arisen in connection with the performance of my proxy-voting obligations.

(

)

I have listed below the conflicts of interest that came to my attention and the manner in which such conflicts were mitigated:

Each of these conflicts has been mitigated by following CCA’s policies and procedures as it pertains to conflicts of interest.

Proxy Administrator:

_____________________________ (PRINT NAME)

Signature:

_____________________________

Date:

_____________________________

REGISTRATION STATEMENT

of

CONESTOGA FUNDS

on

Form N-1A

PART C.

OTHER INFORMATION

Item 28.

Exhibits

(a)(1)	Certificate of Trust dated February 6, 2002. (1)
(2)	Trust Instrument dated February 5, 2002. (2)
(3)	Amended and Restated Trust Instrument dated July 17, 2002. (2)
(3)(a)	Amended Schedule A to the Amended and Restated Trust Instrument dated November 20, 2008. (3)
(b)	Amended Schedule A to the Amended and Restated Trust Instrument dated February 9, 2012. (13)
(b)	Bylaws dated July 17, 2002. (2)
(c)

The rights of holders of the securities being registered are set out in Articles II, VII, IX and X of the Amended and Restated Trust Instrument referenced in Exhibit (a)(3) above and in Article IV of the Bylaws referenced in Exhibit (b) above.

(d)(1)	Investment Advisory Agreement dated February 5, 2009 between Registrant and Institutional Advisors, LLC. (4)
(2)	Investment Advisory Agreement between Registrant and Conestoga Capital Advisors, LLC. (4)
(3)	Investment Advisory Agreement dated February 9, 2012 between Registrant and Conestoga Capital Advisors, LLC. (13)
(4)	Expense Limitation Letter dated January 24, 2012 – Institutional Advisors LargeCap Fund. (12)
(5)	Expense Limitation Letter dated January 24, 2012 – Conestoga Small Cap Fund. (12)
(6)	Expense Limitation Letter dated March 27, 2012 – Conestoga Mid Cap Fund. (13)
(e)	Distribution Agreement dated February 24, 2009 between the Registrant, the Institutional Advisors LargeCap Fund and Rafferty Capital Markets Inc. (4)
(f)	None.
(g)(1)	Custody Agreement between UMB Bank, N.A. and Conestoga Funds. (4)
(2)	Amended Appendix B to the Custody Agreement (13)
(h)(1)	Accounting Services Agreement dated February 5, 2009 among Registrant, Mutual Shareholder Services, LLC (“MSS”) and Institutional Advisors, LLC. (4)
(2)	Accounting Services Agreement dated July 15, 2003 among Registrant, MSS and Conestoga Capital Advisors, LLC. (6)
(3)	Accounting Services Agreement dated February 9, 2012 between Registrant and MSS. (13)
(4)	Transfer Agent Agreement dated February 5, 2009 between Registrant and MSS. (4)
(5)	Transfer Agent Agreement dated July 15, 2003 among Registrant, MSS and Conestoga Capital Advisors, LLC. (6)
(6)	Transfer Agent Agreement dated February 9, 2012 between Registrant and MSS. (13)
(i)(1)	Opinions and Consents of Kramer Levin Naftalis & Frankel LLP and Morris, Nichols, Arsht & Tunnell LLP. (10)
(2)	Opinion and Consent of Drinker Biddle & Reath LLP. (13)
(j)	Consent of BBD, LLP. (13)
(k)	Not applicable.
(l)	Purchase Letter Agreements – Conestoga Capital Advisors, LLC. (2)
(m)(1)	Form of Rule 12b-1 Distribution Plan. (2)
(2)	Form of Rule 12b-1 Distribution Plan for Institutional Advisors LargeCap Fund. (7)
(3)	Form of Shareholder Servicing Plan. (8)
(3)(a)	Amended Schedule I to the Form of Shareholder Servicing Plan dated February 9, 2012. (13)
(4)	Form of Shareholder Servicing Agreement. (8)
(4)(a)	Amended Schedule I to the Form of Shareholder Servicing Agreement dated February 9, 2012. (13)
(n)	Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System Adopted February 9, 2012. (13)
(p)(1)	Code of Ethics of Registrant. (9)
(2)	Code of Ethics of Conestoga Capital Advisors, LLC. (9)
(3)	Code of Ethics of Institutional Advisors, LLC. (3)
(q)	Powers of Attorney for William C. Martindale, Jr., Robert M. Mitchell, William B. Blundin, Nicholas J. Kovich, Richard E. Ten Haken and Michael R. Walker. (11)

(1)

Filed as an Exhibit to Registrant’s Registration Statement on Form N-1A filed electronically on June 18, 2002, accession number 0000922423-02-000688.

(2)

Filed as an Exhibit to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed electronically on September 30, 2002, accession number 0000922423-02-001066.

(3)

Filed as an Exhibit to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A filed electronically on January 15, 2009, accession number 0000922423-09-000062.

(4)

Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed electronically on January 28, 2011, accession number 0001162044-11-000055.

(5)

Filed as an Exhibit to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A filed electronically on December 29, 2006, accession number 0000922423-06-001625.

(6)

Filed as an Exhibit to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed electronically on January 27, 2004, accession number 0000922423-04-000081.

(7)

Filed as an Exhibit to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A filed electronically on December 23, 2009, accession number 0000922423-09-000737.

(8)

Filed as an Exhibit to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A filed electronically on November 29, 2004, accession number 0000922423-04-001972.

(9)

Filed as an Exhibit to Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A filed electronically on November 29, 2005, accession number 0000922423-05-001921.

(10)

Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A filed electronically on March 24, 2009, accession number 0000922423-09-000275.

(11)

Filed as an Exhibit to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A filed electronically on January 13, 2012, accession number 0001162044-12-000037.

(12)

Filed as an Exhibit to Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A filed electronically on January 30, 2012, accession number 0001162044-12-000095.

(13)

Filed herewith.

Item 29.

Persons Controlled by or Under Common Control with Registrant

None.

Item 30.

Indemnification

Section 3817 of Title 12 of the Delaware Code authorizes a business trust to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions, if any, that are set forth in the business trust’s governing instrument.

Article X, Section 10.02 of Registrant’s Amended and Restated Trust Instrument, incorporated herein as Exhibit (a)(3) hereto, provides for the indemnification of Registrant’s Trustees and officers.

In no event will Registrant indemnify any of its trustees or officers against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Registrant will comply with Rule 484 under the Securities Act of 1933, as amended (the “1933 Act”) and Release No. 11330 under the Investment Company Act of 1940 in connection with any indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

The Trust’s various agreements with its service providers provide for indemnification.

Item 31.

Business and Other Connections of the Investment Adviser

Institutional Advisors LLC

Institutional Advisors LLC is an investment advisor registered under the Advisers Act.  The list required by this Item 31 of officers and directors of Institutional Advisors LLC of the officers and directors of Institutional Advisors LLC, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Institutional Advisors LLC pursuant to the Advisers Act.

Conestoga Capital Advisors, LLC

Conestoga Capital Advisors, LLC is an investment advisor registered under the Advisers Act.  The list required by this Item 31 of officers and directors of Conestoga Capital Advisors, LLC of the officers and directors of Conestoga Capital Advisors, LLC, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Conestoga Capital Advisors, LLC pursuant to the Advisers Act.

Item 32.

Principal Underwriter

Institutional Advisors LargeCap Fund:

(a)

Acadia Funds, Archer Funds, Aviemore Funds, Bretton Funds, Castle Focus Fund, Chou America Mutual Fund, Direxion Funds, Entrepreneur Shares Global Fund, FMI Funds, Leuthold Funds, Marketocracy Funds, Neiman Funds, Oracle Funds, Paradigm Funds, PIP New Generation Fund, Satuit Funds, Sparrow Funds, Wireless Fund, Christopher Weil & Co. Funds, HNP Capital Growth & Preservation Fund, New Generations KC India Fund, Ranger Funds, Turquoise Funds, Yacktman Funds.

(b)

Thomas A. Mulrooney – President

Rafferty Capital Markets, LLC

59 Hilton Avenue

Garden City, NY 11530

No Position or Office held with the Fund

Stephen P. Sprague – Chief Financial Officer, Secretary & Treasurer

Rafferty Capital Markets, LLC

59 Hilton Avenue

Garden City, NY 11530

No Position or Office held with the Fund.

Conestoga Small Cap Fund:

(a)

Registrant distributes its own shares

(b)

Not applicable.

Conestoga Mid Cap Fund:

(a)

Registrant distributes its own shares

(b)

Not applicable.

All Series:

(c)

Not applicable.

Item 33.

Location of Accounts and Records

(1)(a)	Institutional Advisors, LLC, 2201 Ridgewood Road, Suite 180, Wyomissing, PA 19610 (records related to its services as Institutional Advisors LargeCap Fund’s investment adviser).
(1)(b)

Conestoga Capital Advisors LLS, 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087 (records related to its services as Conestoga Small Cap Fund’s and Conestoga Mid Cap Fund’s investment adviser).

(2)	UMB Bank, N.A., 928 Grand Boulevard, 5th Floor, Kansas City, MO 64106 (records related to its services as Registrant’s custodian).
(3)

Mutual Shareholder Services, LLC, 8000 Town Centre Drive Rd, Suite 100, Broadview Heights, OH 44147 (records related to its services as Registrant’s transfer, shareholder servicing, dividend disbursing and accounting servicing agent).

Item 34.

Management Services

None.

Item 35.

Undertakings

None.

NOTICE

A copy of the Certificate of Trust of Registrant is on file with the Secretary of State of Delaware and notice is hereby given that this Registration Statement has been executed on behalf of Registrant by Trustees of Registrant as Trustees, and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders of Registrant individually but are binding only upon the assets and property of Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this registration statement under Rule 485(b) under the 1933 Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Radnor and State of Pennsylvania, on the 27th day of March, 2012.

CONESTOGA FUNDS

(Registrant)

By:

/s/ William C. Martindale, Jr.

William C. Martindale, Jr., Chairman of the Board, Trustee and CEO

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities indicated on the 27th day of March, 2012.

/s/ William C. Martindale, Jr.

William C. Martindale, Jr.

Chairman of the Board, Trustee and CEO

/s/ Robert M. Mitchell

Robert M. Mitchell

Trustee and Treasurer

*William B. Blundin

William B. Blundin

Trustee

*Nicholas J. Kovich

Nicholas J. Kovich

Trustee

*Richard E. Ten Haken

Richard E. Ten Haken

Trustee

*Michael R. Walker

Michael R. Walker

Trustee

*By:  /s/ Joshua B. Deringer

Joshua B. Deringer

Attorney-in-Fact

CONESTOGA FUNDS

INDEX TO EXHIBITS

Item 23.

Exhibit Number

(a)(3)(b)	Amended Schedule A to the Amended and Restated Trust Instrument dated February 9, 2012
(d)(3)	Investment Advisory Agreement dated February 9, 2012 between Registrant and Conestoga Capital Advisors, LLC
(d)(6)	Expense Limitation Letter dated March 27, 2012 – Conestoga Mid Cap Fund
(g)(2)	Amended Appendix B to the Custody Agreement
(h)(3)	Accounting Services Agreement dated February 9, 2012
(h)(6)	Transfer Agent Agreement dated February 9, 2012
(i)(2)	Opinion and Consent of Drinker Biddle & Reath LLP
(j)	Consent of BBD, LLP
(m)(3)(a)	Amended Schedule I to the Form of Shareholder Servicing Plan dated February 9, 2012
(m)(4)(a)	Amended Schedule I to the Form of Shareholder Servicing Agreement dated February 9, 2012
(n)	Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System Adopted February 9, 2012